UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

Dreyfus/The Boston Company Small Cap Value Fund

Dreyfus/The Boston Company Small/Mid Growth Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

ANNUAL REPORT September 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks in some markets rallied strongly over the first half of the reporting period amid expectations of a more robust economic recovery, investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most international equity market indices ended the reporting period with negative absolute returns.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of –18.77%, Class C shares returned –19.43% and Class I shares returned –18.27%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of –16.15% for the same period.2 Stocks in the emerging markets encountered heightened volatility throughout the reporting period, but turbulence was especially severe over the summer of 2011, more than erasing previous gains.The fund produced lower returns than its benchmark, mainly due to shortfalls in the consumer staples and basic materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index. The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available.The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Economic Developments Challenged Emerging Markets

Emerging stock markets proved volatile over the reporting period as country-specific issues and global macroeconomic developments fueled dramatic shifts in investor sentiment. During the fourth quarter of 2010, emerging markets stocks were dampened by corporate governance scandals in India and inflation fears in China, offsetting the benefits of encouraging economic data in other parts of the world.These worries ebbed over the opening months of 2011, when investors turned away from sluggish developed markets and toward faster-growing economies in the wake of political uprisings in the Middle East and natural and nuclear disasters in Japan.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Strong corporate earnings in the second quarter of 2011 helped support stock prices, particularly among companies reporting better-than-expected financial results. However, during the third quarter of the year, the resurgence of a sovereign debt crisis in Europe and an intensifying debate about government spending and borrowing in the United States sparked a renewed flight to quality in which investors fled riskier assets, including emerging markets equities.The potentially dampening impact of inflation-fighting measures in China also spooked investors at the time, and the MSCI EM Index finished the reporting period in solidly negative territory despite continued economic growth in many parts of Asia and Latin America.

Stock Selections Produced Mixed Results vs. the Benchmark

Companies that met near-term expectations tended to hold up well in this environment, but those that fell short were punished, often regardless of attractive valuations and longer-term fundamental strengths. For example, food producers in the consumer staples sector were hurt by higher input costs, adversely affecting China Agri-Industries Holdings and Shree Renuka Sugars. In the basic materials sector, ChinaVanadium Titano-Magnetite Mining suffered due to weakening commodity prices over the reporting period’s second half, and Indian pipeline builder Welspun encountered delays in a number of energy-related projects. From a country perspective, Indian budget airline SpiceJet declined amid higher fuel prices and competitive pressures, and our stock selections in Russia disappointed due to a sharp decline posted by Sberbank of Russia.

The fund achieved better results in South Korea, where strong stock selections included auto parts maker Hyundai Mobis, which benefited from a global expansion and market-share gains. Stocks in Taiwan also fared relatively well due to a heavy concentration of information technology companies in the forefront of new trends. For example, HTC Corp. prospered due to its position as a leading supplier of smartphones using the Android operating system. In India, technology services outsourcer Hexaware Technologies gained value as it captured market share and boosted earnings. The financials sector also was a relatively bright spot for the fund, as we effectively managed the risks associated with floundering lenders in China. Instead, we favored countries such as South Africa, where Nedbank Group and FirstRand benefited from a well-capitalized banking system.

4

Emerging Markets May Be Poised to Rally

Although we expect macroeconomic pressures to continue to dampen global growth and threaten corporate earnings over the near term, the emerging markets may be poised for longer-term gains. Inflationary pressures seem to be receding, and equity valuations have declined to reflect current headwinds, potentially setting the stage for a sustained rally. Our bottom-up investment process has identified a number of particularly attractive prospects in the telecommunications services sector, where high dividend yields and stable earnings may help attract investors’ attention.We have found fewer stocks meeting our criteria in the materials sector, where commodity prices could decline further, and in the financials sector, where Chinese banks remain under pressure.

October 17, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the
U. S. dollar, or, in the case of hedged positions, that the U. S. dollar will decline relative to the currency being hedged.
Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is
a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A shares and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/The Boston Company Emerging Markets Core Equity Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/10/06.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/11

	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	–23.45%	4.01%††	4.38%††
without sales charge	3/31/09	–18.77%	5.25%††	5.57%††
Class C shares
with applicable redemption charge †	3/31/09	–20.24%	4.83%††	5.17%††
without redemption	3/31/09	–19.43%	4.83%††	5.17%††
Class I shares	7/10/06	–18.27%	5.57%	5.87%
Morgan Stanley Capital International
Emerging Markets Index	6/30/06	–16.15%	4.87%	5.58%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 6/30/06 is used as the beginning value on 7/10/06 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.82	$13.07	$6.55
Ending value (after expenses)	$740.50	$737.90	$743.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$11.36	$15.12	$7.59
Ending value (after expenses)	$1,013.79	$1,010.03	$1,017.55

† Expenses are equal to the fund’s annualized expense ratio of 2.25% for Class A, 3.00% for Class C and 1.50%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2011

Common Stocks—89.3%	Shares	Value ($)
Brazil—6.6%
Cia de Bebidas das Americas, ADR	1,720	52,718
Embraer, ADR	2,500	63,425
Fleury	7,500	89,509
Obrascon Huarte Lain Brasil	2,800	89,946
Rossi Residencial	16,700	77,982
Tim Participacoes	17,661	81,718
Tim Participacoes, ADR	1,021	24,055
Vale, ADR	3,470	79,116
		558,469
Chile—2.3%
Cencosud	13,040	69,886
ENTEL	6,270	120,634
		190,520
China—13.3%
Baidu, ADR	690[a]	73,768
Changyou.com, ADR	2,630[a]	66,539
China BlueChemical, Cl. H	68,000	51,966
China Communications Construction, Cl. H	158,000	100,673
China Construction Bank, Cl. H	235,000	140,226
China Petroleum & Chemical, Cl. H	158,000	152,169
China Vanadium Titano-Magnetite Mining	171,000	26,168
Focus Media Holding, ADR	2,710[a]	45,501
Great Wall Motor, Cl. H	68,250	76,392
Industrial & Commercial Bank of China, Cl. H	186,000	89,907
Lonking Holdings	160,000	50,578
Tencent Holdings	5,600	114,870
WuXi PharmaTech, ADR	5,240[a]	60,994
Yingde Gases	76,500	69,426
		1,119,177
Hong Kong—5.8%
China Agri-Industries Holdings	206,481	126,776
China Minsheng Banking, Cl. H	62,500	37,500
China Mobile	15,000	146,287
CNOOC	28,000	44,985

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong (continued)
Guangdong Investment	102,000	63,404
Lenovo Group	98,000	65,527
		484,479
Hungary—.9%
MOL Hungarian Oil and Gas	1,160[a]	78,188
India—7.1%
Apollo Tyres	56,640	63,394
Hexaware Technologies	69,460	117,170
Oil & Natural Gas	11,210	60,719
Shree Renuka Sugars	91,170	101,755
Sintex Industries	54,280	140,101
Sterlite Industries India	32,690	74,120
Welspun	17,690	39,670
		596,929
Indonesia—2.7%
Bank Mandiri	86,000	60,058
Bank Rakyat Indonesia Persero	136,500	89,560
Indofood Sukses Makmur	137,500	77,558
		227,176
Malaysia—2.9%
AMMB Holdings	55,900	99,544
Genting	27,800	78,685
Tenaga Nasional	39,775	64,084
		242,313
Mexico—2.3%
America Movil, ADR, Ser. L	3,240	71,539
Fomento Economico Mexicano, ADR	1,900	123,158
		194,697
Peru—1.1%
Credicorp	990	91,278
Russia—7.6%
Gazprom, ADR	24,780	240,118
Lukoil, ADR	4,510	229,334
MMC Norilsk Nickel, ADR	1,092	23,729
Mobile Telesystems, ADR	6,040	74,292

10

Common Stocks (continued)	Shares	Value ($)
Russia (continued)
Sberbank of Russia, ADR	7,920[a]	69,954
		637,427
South Africa—10.1%
ABSA Group	5,380	89,249
Aveng	13,110	55,853
Exxaro Resources	4,800	100,677
FirstRand	32,770	79,138
Growthpoint Properties	42,882	94,122
MTN Group	11,534	188,706
Nedbank Group	5,710	96,511
Sasol	3,590	146,722
		850,978
South Korea—11.6%
BS Financial Group	8,200[a]	89,770
DGB Financial Group	5,810[a]	67,379
Hana Financial Group	2,500	72,653
Hyundai Mobis	550	156,202
KT&G	1,215	75,786
Kukdo Chemical	800	26,157
POSCO	180	55,341
Samsung Electronics	408	285,809
Woori Finance Holdings	8,060	66,149
Youngone	4,076	67,182
Youngone Holdings	434	14,547
		976,975
Taiwan—6.6%
Advanced Semiconductor Engineering	57,084	48,674
Asia Cement	36,931	38,011
CTCI	38,000	45,566
E Ink Holdings	38,000	78,805
Fubon Financial Holding	83,400	86,313
Taishin Financial Holdings	172,395	66,055
Taiwan Semiconductor
Manufacturing, ADR	16,829	192,356
		555,780

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand—1.6%
Asian Property Development	279,940	46,999
PTT Chemical	28,000	87,475
		134,474
Turkey—1.8%
Ford Otomotiv Sanayi	6,050	42,176
Turk Telekomunikasyon	25,700	109,996
		152,172
United States—5.0%
iShares MSCI Emerging Markets Index Fund	11,950	419,445
Total Common Stocks
(cost $8,530,861)		7,510,477

Preferred Stocks—9.9%
Brazil
Banco Bradesco	9,275	136,689
Banco do Estado do Rio Grande do Sul	9,700	82,542
Bradespar	3,800	66,875
Cia de Bebidas das Americas	1,900	57,346
Cia de Saneamento de Minas Gerais	1,600	25,316
Cia Paranaense de Energia, Cl. B	8,000	144,236
Petroleo Brasileiro	9,700	98,535
Randon Participacoes	8,800	47,598
Vale, Cl. A	8,400	175,260
Total Preferred Stocks
(cost $871,783)		834,397

12

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,098)	13,098[b]	13,098

Total Investments (cost $9,415,742)	99.4%	8,357,972
Cash and Receivables (Net)	.6%	47,486
Net Assets	100.0%	8,405,458

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	20.8	Consumer Discretionary	7.4
Energy	12.5	Exchange Traded Funds	5.0
Information Technology	11.6	Utilities	3.5
Materials	10.9	Health Care	1.8
Telecommunication Services	9.7	Money Market Investment	.2
Consumer Staples	8.1
Industrial	7.9		99.4

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments—Note 1(c):
Unaffiliated issuers		9,402,644	8,344,874
Affiliated issuers		13,098	13,098
Cash denominated in foreign currencies		222,597	213,318
Receivable for investment securities sold			67,474
Dividends receivable			5,629
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			1,259
Prepaid expenses			11,113
			8,656,765
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			36,635
Payable for investment securities purchased			185,944
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			102
Accrued expenses			28,626
			251,307
Net Assets ($)			8,405,458
Composition of Net Assets ($):
Paid-in capital			9,065,040
Accumulated undistributed investment income—net			19,337
Accumulated net realized gain (loss) on investments			387,308
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(1,066,227)
Net Assets ($)			8,405,458

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	158,060	157,198	8,090,200
Shares Outstanding	7,230	7,405	370,792
Net Asset Value Per Share ($)	21.86	21.23	21.82

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends (net of $43,425 foreign taxes withheld at source):
Unaffiliated issuers	357,937
Affiliated issuers	51
Income from securities lending—Note 1(c)	418
Total Income	358,406
Expenses:
Investment advisory fee—Note 3(a)	163,647
Custodian fees—Note 3(c)	87,687
Auditing fees	43,902
Registration fees	36,341
Accounting and administrative fees—Note 3(a)	26,250
Shareholder servicing costs—Note 3(c)	19,475
Prospectus and shareholders’ reports	11,739
Administration fees—Note 3(a)	5,224
Legal fees	3,246
Distribution fees—Note 3(b)	1,767
Trustees’ fees and expenses—Note 3(d)	1,039
Interest expense—Note 2	621
Loan commitment fees—Note 2	160
Miscellaneous	23,693
Total Expenses	424,791
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(196,058)
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	228,728
Investment Income—Net	129,678
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,310,942
Net realized gain (loss) on forward foreign currency exchange contracts	(2,715)
Net Realized Gain (Loss)	3,308,227
Net unrealized appreciation(depreciation) on
investments and foreign currency transactions	(5,002,270)
Net unrealized appreciation(depreciation) on
forward foreign currency exchange contracts	1,157
Net Unrealized Appreciation (Depreciation)	(5,001,113)
Net Realized and Unrealized Gain (Loss) on Investments	(1,692,886)
Net (Decrease) in Net Assets Resulting from Operations	(1,563,208)

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	129,678	117,960
Net realized gain (loss) on investments	3,308,227	2,659,677
Net unrealized appreciation
(depreciation) on investments	(5,001,113)	103,765
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,563,208)	2,881,402
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(603)	—
Class C Shares	—	(2,360)
Class I Shares	(62,615)	(218,041)
Total Dividends	(63,218)	(220,401)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	172,455	127,583
Class C Shares	11,090	53,392
Class I Shares	189,858	1,420,351
Dividends reinvested:
Class A Shares	512	—
Class C Shares	—	2,139
Class I Shares	4,708	137,480
Cost of shares redeemed:
Class A Shares	(125,263)	(13,885)
Class C Shares	(73,795)	(8,496)
Class I Shares	(6,535,360)	(4,780,001)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,355,795)	(3,061,437)
Total Increase (Decrease) in Net Assets	(7,982,221)	(400,436)
Net Assets ($):
Beginning of Period	16,387,679	16,788,115
End of Period	8,405,458	16,387,679
Undistributed (distributions in excess of)
investment income—net	19,337	(23,114)

16

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	6,009	5,107
Shares issued for dividends reinvested	18	—
Shares redeemed	(4,446)	(553)
Net Increase (Decrease) in Shares Outstanding	1,581	4,554
Class C
Shares sold	394	2,190
Shares issued for dividends reinvested	—	89
Shares redeemed	(2,766)	(369)
Net Increase (Decrease) in Shares Outstanding	(2,372)	1,910
Class I
Shares sold	6,684	59,386
Shares issued for dividends reinvested	169	5,719
Shares redeemed	(232,400)	(200,276)
Net Increase (Decrease) in Shares Outstanding	(225,547)	(135,171)

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	26.99	22.70	13.55
Investment Operations:
Investment income—net[b]	.09	.17	.14
Net realized and unrealized
gain (loss) on investments	(5.14)	4.12	9.01
Total from Investment Operations	(5.05)	4.29	9.15
Distributions:
Dividends from investment income—net	(.08)	—	—
Net asset value, end of period	21.86	26.99	22.70
Total Return (%)[c]	(18.77)	18.85	67.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.66	3.69	11.21[e]
Ratio of net expenses to average net assets	2.25	2.25	2.00[e]
Ratio of net investment income
to average net assets	.30	.71	1.56[e]
Portfolio Turnover Rate	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	158	152	25

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	26.36	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.16)	(.13)	(.03)
Net realized and unrealized
gain (loss) on investments	(4.97)	4.17	9.10
Total from Investment Operations	(5.13)	4.04	9.07
Distributions:
Dividends from investment income—net	—	(.30)	—
Net asset value, end of period	21.23	26.36	22.62
Total Return (%)[c]	(19.43)	17.95	66.94[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.92	4.18	3.80[e]
Ratio of net expenses to average net assets	3.00	3.00	2.75[e]
Ratio of net investment (loss)
to average net assets	(.58)	(.57)	(.35)[e]
Portfolio Turnover Rate	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	157	258	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	26.79	22.67	21.33	33.24	20.55
Investment Operations:
Investment income—net[b]	.25	.18	.24	.35	.31
Net realized and unrealized
gain (loss) on investments	(5.11)	4.26	2.21	(8.86)	12.62
Total from Investment Operations	(4.86)	4.44	2.45	(8.51)	12.93
Distributions:
Dividends from investment income—net	(.11)	(.32)	(.26)	(.26)	(.24)
Dividends from net realized
gain on investments	—	—	(.85)	(3.14)	—
Total Distributions	(.11)	(.32)	(1.11)	(3.40)	(.24)
Net asset value, end of period	21.82	26.79	22.67	21.33	33.24
Total Return (%)	(18.27)	19.73	14.90	(28.51)	63.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.83	3.07	3.50	2.74	3.18
Ratio of net expenses
to average net assets	1.50	1.50	1.43	1.45	1.45
Ratio of net investment income
to average net assets	.90	.75	1.43	1.21	1.15
Portfolio Turnover Rate	75.59	102.30	157.45	128	76
Net Assets, end of period ($ x 1,000)	8,090	15,978	16,585	15,328	13,671

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

24

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	1,511,920	6,413,509	††	—	7,925,429
Mutual Funds/Exchange
Traded Funds	432,543	—		—	432,543
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	1,259		—	1,259
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(102)		—	(102)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

26

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, the Bank of NewYork Mellon earned $225 from lending portfolio securities pursuant to the securities lending agreement.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		3,514,749	3,501,651	13,098.2
Dreyfus
Institutional
Cash
Advantage
Fund	144,550		4,093,039	4,237,589	—		—
Total	144,550		7,607,788	7,739,240	13,098.2

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

28

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $62,518, undistributed capital gains $866,741 and unrealized depreciation $1,569,971. In addition, the fund had $18,870 of passive foreign investment company losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: ordinary income $63,218 and $220,401, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and Thailand capital gain taxes, the fund decreased accumulated undistributed investment income-net by $24,009 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $45,800, with a related weighted average annualized interest rate of 1.36%

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed, until February 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively, of the value of such class’ average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $196,058 during the period ended September 30, 2011.

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

30

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses it incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $5,224 during the period May 1, 2011 through September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $61 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2011, Class C shares were charged $1,767 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011, Class A and Class C shares were charged $507 and $589, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

fund. During the period ended September 30, 2011, the fund was charged $1,496 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $116 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $87,687 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $8,590, administration fees $781, Rule 12b-1 distribution plan fees $108, shareholder services plan fees $72, custodian fees $29,466, chief compliance officer fees $3,750, Private Wealth sub-accounting fees $829 and transfer agency per account fees $283, which are offset against an expense reimbursement currently in effect in the amount of $7,244.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal

32

Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2011, redemption fees charged and retained by the fund amounted to $209.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2011, amounted to $11,070,880 and $17,356,959, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

34

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Indonesian Rupiah,
Expiring 10/4/2011	315,155,902	34,595	35,854	1,259
Sales:		Proceeds ($)
Hong Kong Dollar,
Expiring 10/3/2011	35,496	4,555	4,558	(3)
Taiwan Dollar,
Expiring 10/3/2011	530,000	17,292	17,391	(99)
Gross Unrealized
Appreciation				1,259
Gross Unrealized
Depreciation				(102)

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2011:

Average Market Value ($)
Forward contracts	28,884

At September 30, 2011, the cost of investments for federal income tax purposes was $9,919,486; accordingly, accumulated net unrealized depreciation on investments was $1,561,514 consisting of $628,683 gross unrealized appreciation and $2,190,197 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders Dreyfus/The Boston Company Emerging Markets Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Emerging Markets Core Equity Fund as of September 30, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $404,739 as income sourced from foreign countries for the fiscal year ended September 30, 2011 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $58,977 as taxes paid from foreign countries for the fiscal year ended September 30, 2011 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012.Also, the fund designates $63,218 as ordinary income dividends paid during the fiscal year ended September 30, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

38

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

40

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Large Cap
Core Fund

ANNUAL REPORT September 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Large Cap
Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Large Cap Core Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Large Cap Core Fund’s Class A shares produced a total return of –4.83%, Class C shares returned –5.49% and Class I shares returned –4.56%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.13% for the same period.2 Stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased the market’s gains.The fund produced lower returns than its benchmark, mainly due to a constructive investment posture when traditionally defensive stocks fared better.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund’s portfolio.The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Shifting Sentiment Sparked Heightened Volatility

Encouraging upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011.Although the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain, stocks bounced back quickly from these unexpected setbacks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. In addition, inflation-fighting efforts in China threatened to derail one of the primary engines of global growth. Stocks suffered heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence proved particularly severe in August and September as investors disregarded underlying company fundamentals in favor of reacting to each new headline and release of economic data.

Constructive Posture Hindered Relative Results

Although the fund’s bias toward the more economically sensitive market sectors buoyed relative performance early in the reporting period, it undermined results for the reporting period overall. We took steps to reduce the fund’s risk profile as market conditions deteriorated by reducing holdings as they met price targets and trading out of companies when we became concerned our investment thesis could be threatened by a continued lull in economic activity.

Nonetheless, a number of holdings in the consumer discretionary sector undermined relative performance. Consumer products maker Newell Rubbermaid reduced earnings guidance in anticipation of sluggish consumer spending, cruise line operator Carnival suffered amid rising fuel costs, advertising conglomerate Omnicom Group declined on general economic concerns, and Hong Kong-based leisure and entertainment company Melco Crown Entertainment was hurt by fears of a slowdown in China. In the health care sector, biotechnology firms Amylin Pharmaceuticals, Human Genome Sciences and Dendreon were hurt by negative developments in their efforts to bring new drug therapies to market. The fund’s results in the financials sector were undermined by Bank of America and Citigroup, which continued to struggle with the consequences of past lending missteps. In addition, insurer Lincoln National was hurt by concerns regarding its investment portfolio under challenging market conditions. Our preference for exploration-and-production companies and service companies in the energy sector also weighed on relative performance when integrated oil-and-gas producers fared better.

4

The fund achieved better results among information technology companies, where a focus on emerging trends toward “cloud computing” and wireless devices proved beneficial. Electronics innovator Apple gained value on the popularity of its iPhone and iPad, International Business Machines produced solid results from global consulting services, and Electronic Arts was bolstered by a new product cycle centered on digital downloads of gaming software. In the materials sector, chemical companies such as CF Industries Holdings buoyed relative performance. Similarly, an emphasis on machinery producers—including Caterpillar and Textron—helped drive gains in the industrials sector. Other winners for the reporting period included PPL, NextEra Energy, and Unilever.

Seeing Encouraging Signs of Growth

Global economic turmoil and the recent slowdown in U.S. growth have given us cause for caution. Therefore, we have adopted a more defensive investment posture with an emphasis on risk management. Our cautious outlook is reflected in the fund’s current composition, including underweighted positions in the financials, industrials and materials sectors.We have found more opportunities in the information technology and health care sectors.

October 17, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index
is a widely accepted, unmanaged index of U. S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A shares and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/The Boston Company Large Cap Core Fund on 9/30/01 to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged Index of U.S.
stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/11

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	–10.30%	–2.50%††	2.21%††
without sales charge	3/31/09	–4.83%	–1.34%††	2.82%††
Class C shares
with applicable redemption charge †	3/31/09	–6.43%	–1.70%††	2.63%††
without redemption	3/31/09	–5.49%	–1.70%††	2.63%††
Class I shares	1/31/91	–4.56%	–1.20%	2.89%
Standard & Poor’s 500
Composite Stock Price Index		1.13%	–1.18%	2.82%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.22	$8.62	$4.09
Ending value (after expenses)	$812.00	$809.20	$813.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.82	$9.60	$4.56
Ending value (after expenses)	$1,019.30	$1,015.54	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and .90%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—9.9%
Carnival	5,070	153,621
CBS, Cl. B	11,710	238,650
Deckers Outdoor	1,770[a]	165,070
DIRECTV, Cl. A	7,480[a]	316,030
Macy’s	12,250	322,420
McDonald’s	4,150	364,453
Melco Crown Entertainment, ADR	21,230[a]	176,421
Omnicom Group	10,140	373,558
PVH	2,750	160,160
		2,270,383
Consumer Staples—10.4%
Coca-Cola Enterprises	9,990	248,551
ConAgra Foods	11,360	275,139
Hansen Natural	2,740[a]	239,175
Kimberly-Clark	5,130	364,281
Lorillard	2,510	277,857
Ralcorp Holdings	3,970[a]	304,539
Unilever, ADR	21,070	657,173
		2,366,715
Energy—11.3%
Anadarko Petroleum	4,190	264,180
Apache	2,270	182,145
Chevron	7,342	679,282
ENSCO, ADR	5,380	217,513
Halliburton	6,720	205,094
Hess	4,750	249,185
National Oilwell Varco	6,950	355,979
Occidental Petroleum	2,740	195,910
TransCanada	5,790	234,437
		2,583,725
Exchange Traded Funds—2.1%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	4,270	483,151

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—11.7%
American Express	6,380	286,462
Bank of America	20,540	125,705
Capital One Financial	5,380	213,209
Chubb	2,720	163,173
Citigroup	10,019	256,687
Discover Financial Services	5,740	131,676
Hartford Financial Services Group	10,780	173,989
IntercontinentalExchange	1,950[a]	230,607
JPMorgan Chase & Co.	5,800	174,696
Lincoln National	7,480	116,912
Nasdaq OMX Group	10,000[a]	231,400
Wells Fargo & Co.	23,300	561,996
		2,666,512
Health Care—15.0%
Baxter International	9,800	550,172
CIGNA	8,170	342,650
Covidien	8,337	367,662
McKesson	3,460	251,542
Pfizer	30,930	546,842
Sanofi, ADR	15,030	492,984
St. Jude Medical	5,730	207,369
Warner Chilcott, Cl. A	12,170[a]	174,031
Watson Pharmaceuticals	3,050[a]	208,162
Zimmer Holdings	5,400[a]	288,900
		3,430,314
Industrial—6.4%
Caterpillar	1,440	106,330
Cummins	2,410	196,801
Dover	4,510	210,166
General Electric	39,740	605,638
Owens Corning	3,950[a]	85,636
Thomas & Betts	2,900[a]	115,739

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Tyco International	3,727	151,875
		1,472,185
Materials—.5%
CF Industries Holdings	930	114,753
Technology—23.3%
Alliance Data Systems	1,350[a]	125,145
Amazon.com	1,810[a]	391,376
Apple	2,920[a]	1,113,046
BMC Software	1,880[a]	72,493
Cognizant Technology Solutions, Cl. A	4,400[a]	275,880
Electronic Arts	14,560[a]	297,752
EMC	15,110[a]	317,159
F5 Networks	2,040[a]	144,942
Informatica	3,670[a]	150,286
International Business Machines	2,150	376,314
Intuit	5,040	239,098
NetApp	13,810[a]	468,711
Oracle	13,260	381,092
QUALCOMM	7,560	367,643
Riverbed Technology	6,780[a]	135,329
Teradata	6,141[a]	328,728
VMware, Cl. A	1,570[a]	126,197
		5,311,191
Telecommunication Services—2.8%
AT&T	22,070	629,436
Utilities—5.8%
Exelon	6,250	266,312
NextEra Energy	10,650	575,313
PPL	16,620	474,335
		1,315,960
Total Common Stocks
(cost $23,728,598)		22,644,325

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $430,248)	430,248[b]	430,248

Total Investments (cost $24,158,846)	101.1%	23,074,573
Liabilities, Less Cash and Receivables	(1.1%)	(240,785)
Net Assets	100.0%	22,833,788

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Technology	23.3	Utilities	5.8
Health Care	15.0	Telecommunication Services	2.8
Financial	11.7	Exchange Traded Funds	2.1
Energy	11.3	Money Market Investment	1.9
Consumer Staples	10.4	Materials	.5
Consumer Discretionary	9.9
Industrial	6.4		101.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		23,728,598	22,644,325
Affiliated issuers		430,248	430,248
Cash			1,427
Receivable for investment securities sold			302,669
Dividends receivable			30,474
Prepaid expenses			11,546
			23,420,689
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			36,429
Payable for investment securities purchased			514,289
Accrued expenses			36,183
			586,901
Net Assets ($)			22,833,788
Composition of Net Assets ($):
Paid-in capital			35,596,947
Accumulated undistributed investment income—net			229,952
Accumulated net realized gain (loss) on investments			(11,908,838)
Accumulated net unrealized appreciation
(depreciation) on investments			(1,084,273)
Net Assets ($)			22,833,788

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	281,829	21,754	22,530,205
Shares Outstanding	9,507	739	757,668
Net Asset Value Per Share ($)	29.64	29.44	29.74

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends (net of $4,079 foreign taxes withheld at source):
Unaffiliated issuers	515,053
Affiliated issuers	212
Total Income	515,265
Expenses:
Investment advisory fee—Note 3(a)	146,164
Auditing fees	46,711
Shareholder servicing costs—Note 3(c)	40,379
Accounting and administration fees—Note 3(a)	33,250
Registration fees	37,477
Custodian fees—Note 3(c)	29,802
Administration fees—Note 3(a)	6,632
Prospectus and shareholders’ reports	2,536
Trustees’ fees and expenses—Note 3(d)	1,723
Legal fees	1,545
Interest expense—Note 2	433
Loan commitment fees—Note 2	361
Distribution fees—Note 3(b)	186
Miscellaneous	13,201
Total Expenses	360,400
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(96,177)
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	264,217
Investment Income—Net	251,048
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,372,021
Net unrealized appreciation (depreciation) on investments	(4,756,534)
Net Realized and Unrealized Gain (Loss) on Investments	(384,513)
Net (Decrease) in Net Assets Resulting from Operations	(133,465)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	251,048	257,087
Net realized gain (loss) on investments	4,372,021	3,595,387
Net unrealized appreciation
(depreciation) on investments	(4,756,534)	200,923
Net Increase (Decrease) in Net Assets
Resulting from Operations	(133,465)	4,053,397
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(447)	(50)
Class I Shares	(275,220)	(131,718)
Total Dividends	(275,667)	(131,768)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	318,243	30,030
Class C Shares	22,020	—
Class I Shares	4,188,092	3,840,994
Dividends reinvested:
Class A Shares	339	8
Class I Shares	195,227	76,544
Cost of shares redeemed:
Class A Shares	(29,950)	—
Class C Shares	(13,242)	—
Class I Shares	(12,764,826)	(11,133,307)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,084,097)	(7,185,731)
Total Increase (Decrease) in Net Assets	(8,493,229)	(3,264,102)
Net Assets ($):
Beginning of Period	31,327,017	34,591,119
End of Period	22,833,788	31,327,017
Undistributed investment income—net	229,952	254,992

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	8,911	994
Shares issued for dividends reinvested	10	—[a]
Shares redeemed	(979)	—
Net Increase (Decrease) in Shares Outstanding	7,942	994
Class C
Shares sold	621	—
Shares redeemed	(367)	—
Net Increase (Decrease) in Shares Outstanding	254	—
Class I
Shares sold	119,747	129,178
Shares issued for dividends reinvested	5,778	2,637
Shares redeemed	(362,891)	(373,140)
Net Increase (Decrease) in Shares Outstanding	(237,366)	(241,325)

a Amount represents less than 1 share.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	31.35	27.93	20.60
Investment Operations:
Investment income—net[b]	.24	.16	.09
Net realized and unrealized
gain (loss) on investments	(1.73)	3.35	7.43
Total from Investment Operations	(1.49)	3.51	7.52
Distributions:
Dividends from investment income—net	(.22)	(.09)	(.19)
Net asset value, end of period	29.64	31.35	27.93
Total Return (%)[c]	(4.83)	12.58	36.67[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.43	4.43[e]
Ratio of net expenses to average net assets	1.15	1.15	1.15[e]
Ratio of net investment income
to average net assets	.67	.53	.74[e]
Portfolio Turnover Rate	85.58	82.28	116.21
Net Assets, end of period ($ x 1,000)	282	49	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	31.14	27.87	20.60
Investment Operations:
Investment income (loss)—net[b]	(.05)	(.06)	.00[c]
Net realized and unrealized
gain (loss) on investments	(1.65)	3.33	7.41
Total from Investment Operations	(1.70)	3.27	7.41
Distributions:
Dividends from investment income—net	—	—	(.14)
Net asset value, end of period	29.44	31.14	27.87
Total Return (%)[d]	(5.49)	11.73	36.16[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.28	2.40	3.45[f]
Ratio of net expenses to average net assets	1.90	1.90	1.90[f]
Ratio of net investment income
(loss) to average net assets	(.15)	(.19)	.01[f]
Portfolio Turnover Rate	85.58	82.28	116.21
Net Assets, end of period ($ x 1,000)	22	15	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	31.42	27.95	30.39	43.28	37.58
Investment Operations:
Investment income—net[b]	.29	.24	.34	.43	.43
Net realized and unrealized
gain (loss) on investments	(1.69)	3.35	(2.38)	(9.32)[c]	7.01[c]
Total from Investment Operations	(1.40)	3.59	(2.04)	(8.89)	7.44
Distributions:
Dividends from investment income—net	(.28)	(.12)	(.40)	(.53)	(.33)
Dividends from net realized
gain on investments	—	—	—	(3.47)	(1.41)
Total Distributions	(.28)	(.12)	(.40)	(4.00)	(1.74)
Net asset value, end of period	29.74	31.42	27.95	30.39	43.28
Total Return (%)	(4.56)	12.87	(6.43)	(22.41)	20.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.23	1.23	.84	.80[d]
Ratio of net expenses
to average net assets	.90	.90	.91	.84	.80[d]
Ratio of net investment income
to average net assets	.86	.81	1.43	1.17	1.05
Portfolio Turnover Rate	85.58	82.28	116.21	61	59[e]
Net Assets, end of period ($ x 1,000)	22,530	31,263	34,562	59,996	122,591

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Amounts include litigation proceeds received by the fund amounting to $.02 and $.04 per share for the year ended
September 30, 2008 and 2007, respectively.
d For the period October 1, 2006 to September 19, 2007, the ratio includes the fund’s share of the TBC Large Cap
Core Portfolio’s (the “Portfolio”) allocated expenses.
e On September 19, 2007 the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in securities.Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

As of September 30, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class A and 485 Class C shares of the fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

22

and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	20,382,646	—	—	20,382,646
Equity Securities—
Foreign†	1,778,528	—	—	1,778,528
Mutual Funds/
Exchange
Traded Funds	913,399	—	—	913,399

†	See Statement of Investments for additional detailed categorizations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

24

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	55,809		8,362,443	7,988,004	430,248		1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $229,952, accumulated capital losses $11,850,502 and unrealized depreciation $1,142,609.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. If not applied, $2,334,766 of the carryover expires in fiscal 2017 and $9,515,736 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: ordinary income $275,667 and $131,768, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for a return of capital distribution, the fund decreased accumulated undistributed investment income-net by $421 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

26

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $30,400 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the fund’s total operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $96,177 during the period ended September 30, 2011.

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $33,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $6,632 during the period May 1, 2011 through September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $72 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2011, Class C shares were charged $186 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts,

28

such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011, Class A and Class C shares were charged $580 and $62, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $1,528 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $147 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits which amounted to $6.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $29,802 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $15,841, administration fees $1,175, Rule 12b-1 distribution plan fees $14, shareholder services plan fees $65, custodian fees $11,593, chief compliance officer fees $3,750, Private Wealth sub-accounting fees $3,649 and transfer agency per account fees $342.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person

30

committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each IndependentTrustee and EmeritusTrustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $24,865,394 and $33,062,400, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $24,217,182; accordingly, accumulated net unrealized depreciation on investments was $1,142,609, consisting of $1,563,595 gross unrealized appreciation and $2,706,204 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Large Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Large Cap Core Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Large Cap Core Fund as of September 30, 2011, and the results of its operations for the year ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates $275,667 as ordinary income dividends paid during the year ended September 30, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended September 30, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-Present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

34

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Growth Fund

ANNUAL REPORT September 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Information About the Renewal of the Fund’s Investment Advisory Agreement
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2010, through September 30, 2011, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of –0.99%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –1.12% for the same period.2

Small-cap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased those gains. The fund produced a return that was roughly in line with its benchmark, as strong stock selections in the health care and energy sectors were balanced by disappointments in the information technology and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index.When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved markedly during the final months of 2010 after the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

in economic data and corporate earnings supported rising stock prices into the first quarter of 2011 as investors looked forward to a more robust economic recovery.The rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default and other European countries struggled with a resurgent sovereign debt crisis. Closer to home, investors grew worried when U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence was particularly severe in August and September, driving the benchmark into negative territory for the reporting period overall.Within the small-cap market, growth stocks generally produced higher returns than value stocks over the reporting period.

Stock Selections Produced Mixed Results

In this challenging investment climate, our security selection strategy drove above-average returns in several market sectors.Among health care companies, biotechnology was among the strongest portfolio segments. For example, viral infections specialist Pharmasset expanded its trials of a new medicine for Hepatitis C, and Alexion Pharmaceuticals gained value in anticipation of new uses for its treatment for a chronic blood disease. Among health care service providers, pharmacy benefit management firm Catalyst Health Solutions achieved better-than-expected financial results despite prevailing economic headwinds. In the energy sector, relative performance was buoyed by exploration-and-production company Gulfport Energy, which increased its natural gas production capacity.

A handful of disappointments offset the positive impact of the fund’s winners on relative performance. In the information technology sector, economic concerns later in the reporting period sparked a pullback in video infrastructure systems provider Harmonic, which reduced its

4

earnings guidance. Digital optical networking specialist Infinera also reduced future earnings guidance, and technical and management consulting services provider Acxiom was hurt by the loss of a major outsourcing customer. Among consumer staples companies, bottled water purveyor Primo Water missed quarterly sales estimates due to delays in product roll-out shipments to two national retail chains.

Focusing on Underlying Fundamentals

We expect economic headwinds to persist and equity markets to stay volatile, suggesting that investors may continue to respond primarily to macroeconomic developments over the near term. Still, we remain committed to our fundamentals-based investment process, which we believe will remain effective over the longer term. Indeed, it is worth noting that, historically, companies that can grow faster than average have become scarcer, and therefore more valuable, during economic downturns. Our security selection process has identified a number of growing small-cap businesses in the health care sector, but we have found fewer opportunities meeting our investment criteria in the information technology sector.

October 17, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset
Management, LLC. Had these expenses not been absorbed, the return would have been lower.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/11
	1Year	5 Years	10 Years
Class I shares	–0.99%	–1.02%	4.89%
Russell 2000 Growth Index	–1.12%	0.96%	5.45%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Growth Fund on 9/30/01 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

Expenses paid per $1,000†	$4.35
Ending value (after expenses)	$788.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

Expenses paid per $1,000†	$4.91
Ending value (after expenses)	$1,020.21

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—98.2%	Shares		Value ($)
Consumer Discretionary—15.0%
Aaron’s	59,920	[a]	1,512,980
Body Central	40,550		736,388
Buffalo Wild Wings	27,370	[a,b]	1,636,726
Caribou Coffee	57,390	[b]	678,350
Cheesecake Factory	46,180	[a,b]	1,138,337
Hibbett Sports	43,940	[a,b]	1,489,127
Interface, Cl. A	75,310	[a]	893,177
Jarden	39,880	[a]	1,127,009
Lions Gate Entertainment	284,760	[a,b]	1,964,844
Papa John’s International	48,280	[b]	1,467,712
Pinnacle Entertainment	185,060	[b]	1,680,345
Rent-A-Center	15,230		418,063
Select Comfort	123,320	[b]	1,722,780
Skullcandy	38,280	[a]	540,896
SodaStream International	19,490	[a]	644,144
Tractor Supply	15,360		960,768
Ulta Salon, Cosmetics & Fragrance	13,060	[a,b]	812,724
Vitamin Shoppe	54,750	[a,b]	2,049,840
			21,474,210
Consumer Staples—6.9%
Casey’s General Stores	41,510	[a]	1,811,911
Chefs’ Warehouse Holdings	46,180	[a]	543,077
Darling International	79,210	[a,b]	997,254
Elizabeth Arden	73,520	[b]	2,090,909
Inter Parfums	87,720		1,355,274
Primo Water	96,140	[a]	542,230
Ruddick	39,660	[a]	1,546,343
United Natural Foods	28,200	[a,b]	1,044,528
			9,931,526
Energy—5.3%
Bill Barrett	40,390	[a,b]	1,463,734
Brigham Exploration	27,940	[a,b]	705,764

8

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Carrizo Oil & Gas	31,386[a,b]	676,368
Gulfport Energy	97,030[a,b]	2,346,185
Oil States International	23,830[a,b]	1,213,424
Tesco	95,300[b]	1,105,480
		7,510,955
Exchange Traded Funds—4.7%
iShares Russell 2000 Growth Index Fund	91,270[a]	6,705,607
Financial—11.8%
American Campus Communities	60,300[a,c]	2,243,763
Education Realty Trust	164,100[c]	1,409,619
Encore Capital Group	92,690[b]	2,025,276
EZCORP, Cl. A	56,145[a,b]	1,602,378
First Cash Financial Services	41,467[b]	1,739,541
MarketAxess Holdings	25,370[a]	660,127
Mid-America Apartment Communities	44,860[a,c]	2,701,469
Potlatch	65,800[a,c]	2,074,016
Prosperity Bancshares	31,840[a]	1,040,531
Resolute Energy	50,400[a,b]	572,544
World Acceptance	14,470[a,b]	809,597
		16,878,861
Health Care—24.4%
Air Methods	13,330[a,b]	848,721
Alexion Pharmaceuticals	37,460[b]	2,399,688
Allscripts Healthcare Solutions	69,500[a,b]	1,252,390
Amarin, ADR	78,800[b]	724,960
Analogic	17,030	773,332
Catalyst Health Solutions	33,390[a,b]	1,926,269
Centene	64,520[a,b]	1,849,788
Cepheid	59,730[a,b]	2,319,316
Chemed	13,760	756,250
Cooper	40,540	3,208,741
Cubist Pharmaceuticals	62,200[a,b]	2,196,904

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Exact Sciences	85,170[a,b]	564,677
MAP Pharmaceuticals	65,040[a,b]	950,885
Masimo	47,830[a]	1,035,519
Medicis Pharmaceutical, Cl. A	41,120	1,500,058
Merit Medical Systems	89,970[b]	1,182,206
NPS Pharmaceuticals	102,080[b]	664,541
Pharmasset	25,940[b]	2,136,678
Questcor Pharmaceuticals	53,960[a,b]	1,470,950
Salix Pharmaceuticals	57,970[a,b]	1,715,912
SXC Health Solutions	39,630[b]	2,207,391
Theravance	52,100[a,b]	1,049,294
ViroPharma	72,300[b]	1,306,461
Volcano	27,353[a,b]	810,469
		34,851,400
Industrial—13.0%
Allegiant Travel	15,350	723,445
Corporate Executive Board	80,201	2,389,990
Crane	36,900	1,316,961
EMCOR Group	60,640[a]	1,232,811
Exponent	30,200[a,b]	1,248,166
Forward Air	42,260[a]	1,075,517
Hexcel	73,770[a,b]	1,634,743
Interline Brands	45,810[b]	589,575
Landstar System	18,900	747,684
Middleby	16,450[a,b]	1,159,067
Old Dominion Freight Line	62,122[b]	1,799,674
Robbins & Myers	27,710	961,814
Taleo, Cl. A	64,640[a,b]	1,662,541
Teledyne Technologies	27,885[b]	1,362,461
Thomas & Betts	18,560[b]	740,730
		18,645,179

10

Common Stocks (continued)	Shares	Value ($)
Materials—2.8%
Intrepid Potash	69,640[a,b]	1,731,947
Kaiser Aluminum	20,300[a]	898,884
Titanium Metals	96,430[a]	1,444,521
		4,075,352
Technology—14.3%
Bottomline Technologies	71,740[b]	1,444,844
BroadSoft	26,690[a,b]	810,041
Cirrus Logic	47,470[b]	699,708
Commvault Systems	20,030[b]	742,312
Exlservice Holdings	49,440[b]	1,087,680
Marchex, Cl. B	61,300[a]	521,050
MAXIMUS	53,660	1,872,734
Mellanox Technologies	51,580[b]	1,610,328
Mentor Graphics	113,210[b]	1,089,080
Netgear	44,840[b]	1,160,908
NetLogic Microsystems	80,540[b]	3,874,779
Photronics	70,410[a,b]	350,642
Quality Systems	10,230[a]	992,310
Solarwinds	63,241[b]	1,392,567
Vocus	83,860[a,b]	1,405,494
Volterra Semiconductor	59,660[a,b]	1,147,262
Websense	11,320[a,b]	195,836
		20,397,575
Total Common Stocks
(cost $141,766,364)		140,470,665

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,826,345)	1,826,345[d]	1,826,345

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—20.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $29,798,675)	29,798,675[d]	29,798,675

Total Investments (cost $173,391,384)	120.4%	172,095,685
Liabilities, Less Cash and Receivables	(20.4%)	(29,189,627)
Net Assets	100.0%	142,906,058

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$27,656,622 and the value of the collateral held by the fund was $29,798,675.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	24.4	Consumer Staples	6.9
Money Market Investments	22.2	Energy	5.3
Consumer Discretionary	15.0	Exchange Traded Funds	4.7
Technology	14.3	Materials	2.8
Industrial	13.0
Financial	11.8		120.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,656,622)—Note 1(b):
Unaffiliated issuers	141,766,364	140,470,665
Affiliated issuers	31,625,020	31,625,020
Receivable for investment securities sold		3,890,124
Dividends and securities lending income receivable		35,615
Prepaid expenses		7,663
		176,029,087
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		147,339
Cash overdraft due to Custodian		306,247
Liability for securities on loan—Note 1(b)		29,798,675
Payable for investment securities purchased		2,786,680
Payable for shares of Beneficial Interest redeemed		23,156
Interest payable—Note 2		1,452
Accrued expenses		59,480
		33,123,029
Net Assets ($)		142,906,058
Composition of Net Assets ($):
Paid-in capital		143,996,232
Accumulated undistributed Investment income—net		19,145
Accumulated net realized gain (loss) on investments		186,380
Accumulated net unrealized appreciation
(depreciation) on investments		(1,295,699)
Net Assets ($)		142,906,058
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		3,027,097
Net Asset Value, offering and redemption price per share ($)		47.21
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,218,562
Affiliated issuers	4,400
Income from securities lending—Note 1(b)	107,582
Total Income	1,330,544
Expenses:
Investment advisory fee—Note 3(a)	1,675,524
Custodian fees—Note 3(b)	103,744
Shareholder servicing costs—Note 3(b)	69,403
Professional fees	65,500
Administration fees—Note 3(a)	45,205
Accounting and administration fees—Note 3(a)	26,250
Registration fees	10,558
Trustees’ fees and expenses—Note 3(c)	10,543
Prospectus and shareholders’ reports	9,718
Interest expense—Note 2	1,560
Loan commitment fees—Note 2	563
Miscellaneous	15,896
Total Expenses	2,034,464
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(21,934)
Less—reduction in fees due to earnings credits—Note 3(b)	(87)
Net Expenses	2,012,443
Investment (Loss)—Net	(681,899)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	46,453,903
Net unrealized appreciation (depreciation) on investments	(36,617,778)
Net Realized and Unrealized Gain (Loss) on Investments	9,836,125
Net Increase in Net Assets Resulting from Operations	9,154,226

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment (loss)—net	(681,899)	(744,979)
Net realized gain (loss) on investments	46,453,903	36,441,395
Net unrealized appreciation
(depreciation) on investments	(36,617,778)	(12,492,874)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,154,226	23,203,542
Beneficial Interest Transactions ($):
Net proceeds from shares sold	12,522,209	14,174,094
Cost of shares redeemed	(97,914,186)	(117,797,097)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(85,391,977)	(103,623,003)
Total Increase (Decrease) in Net Assets	(76,237,751)	(80,419,461)
Net Assets ($):
Beginning of Period	219,143,809	299,563,270
End of Period	142,906,058	219,143,809
Undistributed investment income—net	19,145	9,860
Capital Share Transactions (Shares):
Shares sold	226,697	316,382
Shares redeemed	(1,795,374)	(2,629,565)
Net Increase (Decrease) in Shares Outstanding	(1,568,677)	(2,313,183)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	47.68	43.36	49.89	59.41	49.67
Investment Operations:
Investment (loss)—net[b]	(.18)	(.13)	(.12)	(.11)	(.11)
Net realized and unrealized
gain (loss) on investments	(.29)	4.45	(6.41)	(9.41)[c]	9.85[c]
Total from Investment Operations	(.47)	4.32	(6.53)	(9.52)	9.74
Net asset value, end of period	47.21	47.68	43.36	49.89	59.41
Total Return (%)	(.99)	9.96	(13.14)	(16.02)	19.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.94	1.00	1.01	1.09[d]
Ratio of net expenses
to average net assets	.96	.94	1.00	1.01	1.09[d]
Ratio of net investment (loss)
to average net assets	(.33)	(.29)	(.34)	(.20)	(.20)
Portfolio Turnover Rate	176.06	181.09	271	207	175[e]
Net Assets, end of period ($ x 1,000)	142,906	219,144	299,563	232,706	186,991

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.01 for the year ended September 30, 2007.
d For the period October 1, 2006 to September 19, 2007, the ratio includes the fund’s share of the TBC Small Cap
Growth Portfolio’s (the “Portfolio”) allocated expenses.
e On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities

18

market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized as Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	132,395,954	—	—	132,395,954
Equity Securities—
Foreign†	1,369,104	—	—	1,369,104
Mutual Funds/
Exchange
Traded Funds	38,330,627	—	—	38,330,627

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and

20

annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of New York Mellon earned $35,861 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,074,283		95,675,082	96,923,020	1,826,345		1.3
Dreyfus
Institutional
Cash
Advantage
Fund	15,429,349		167,773,597	153,404,271	29,798,675		20.9
Total	18,503,632		263,448,679	250,327,291	31,625,020		22.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

22

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $2,489,686 and unrealized depreciation $3,579,860.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $691,184, increased accumulated net realized gain (loss) on investments by $107,635 and decreased paid-in capital by $798,819. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $112,300, with a related weighted average annualized interest rate of 1.39%.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken, from August 1, 2011 until February 29, 2012, to waive receipt of its fees and/or assume the expenses of the fund’s Class I shares, so that direct annual fund operating expenses for Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .95% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $21,934 during the period ended September 30, 2011.

From October 1, 2010 through April 30, 2011, the Trust had an agreement withThe Bank of NewYork Mellon, pursuant to whichThe Bank of New York Mellon provided administration and fund accounting services for the fund. For these services, the fund paidThe Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $45,205 during the period May 1, 2011 through September 30, 2011.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $20,895 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $3,416 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $87.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $103,744 pursuant to the custody agreement.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $100,075, custodian fees $37,938, chief compliance officer fees $3,750, Private Wealth sub-accounting fees $13 and transfer agency per account fees $5,563.

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable

26

amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $362,734,041 and $447,236,610, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $175,675,545; accordingly, accumulated net unrealized depreciation on investments was $3,579,860, consisting of $14,475,651 gross unrealized appreciation and $18,055,511 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board ofTrustees nominated, and the Board ofTrustees approved the election of, Francine J. Bovich as a Trustee of the Trust.A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

The Fund	27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 28, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel.The Board members also considered Dreyfus’ extensive compliance infrastructure.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund outperformed the benchmark index 6 of the last 10 calendar years. A representative of Dreyfus noted that although the fund underper-formed during the reporting periods ended June 30, 2011, as provided by Lipper, the fund did outperform the benchmark for the 3-month period ended July 26, 2011 and, for the two-month period ended July 26, 2011, the fund was in the 2nd quartile of the Performance Group. Despite the improved performance over the short-term, the Board expressed its concern with the fund’s longer-term performance and requested that Dreyfus take steps to improve it. Representatives of Dreyfus discussed with the Board members the investment style and strategy used by the fund’s portfolio managers to identify and select stocks and the role of fundamental analysis in selecting stocks. Dreyfus representatives informed the Board of steps being taken in an effort to improve fund performance and stated that Dreyfus would report back to the Board at the next regularly scheduled Board meeting.

30

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has been voluntarily waiving receipt of its fees and/or assume the expenses of the fund’s Class I shares, so that the annual direct fund operating expenses for Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) did not exceed 1.10% of the fund’s average daily net assets. It was noted that Dreyfus would contractually agree to waive receipt of its fees and/or assume the expenses of the fund’s Class I shares, until February 28, 2012, so that direct annual fund operating expenses for Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.95% of the fund’s average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.A Dreyfus representative also noted that the fund had been generally closed to new investors since July 6, 2007.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

32

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and to renew the Agreement through April 4, 2012, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5 years:
• Trustee,The Bradley Trusts, private trust funds (2011-Present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

34

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

For More Information

Ticker Symbol: SSETX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

ANNUAL REPORT September 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Information About the Renewal of the Fund’s Investment Advisory Agreement
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2010, through September 30, 2011, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund produced a total return of –1.16%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –1.12%% for the same period.2

Small-cap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased those gains. The fund produced a return that was roughly in line with its benchmark, as strong stock selections in the health care and energy sectors were balanced by disappointments in the information technology and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index.When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth.We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved markedly during the final months of 2010 after the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings supported rising stock prices

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

into the first quarter of 2011 as investors looked forward to a more robust economic recovery. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default and other European countries struggled with a resurgent sovereign debt crisis. Closer to home, investors grew worried when U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence was particularly severe in August and September, driving the benchmark into negative territory for the reporting period overall.Within the small-cap market, growth stocks generally produced higher returns than value stocks over the reporting period.

Stock Selections Produced Mixed Results

In this challenging investment climate, our security selection strategy drove above-average returns in several market sectors.Among health care companies, biotechnology was among the strongest portfolio segments. For example, viral infections specialist Pharmasset expanded its trials of a new medicine for Hepatitis C, and Alexion Pharmaceuticals gained value in anticipation of new uses for its treatment for a chronic blood disease. Among health care service providers, pharmacy benefit management firm Catalyst Health Solutions achieved better-than-expected financial results despite prevailing economic headwinds. In addition, investors responded positively when medical facilities operator Kindred Healthcare acquired a former rival. In the energy sector, relative performance was buoyed by exploration-and-production company Gulfport Energy, which increased its natural gas production capacity.

A handful of disappointments offset the positive impact of the fund’s winners on relative performance. In the information technology sector, economic concerns later in the reporting period sparked a pullback

4

in video infrastructure systems provider Harmonic, which reduced its earnings guidance. Digital optical networking specialist Infinera also reduced future earnings guidance, and technical and management consulting services provider Acxiom was hurt by the loss of a major outsourcing customer. Among consumer staples companies, bottled water purveyor Primo Water missed quarterly sales estimates due to delays in product roll-out at two national retail chains.

Focusing on Underlying Fundamentals

We expect economic headwinds to persist and equity markets to stay volatile, suggesting that investors may continue to respond primarily to macroeconomic developments over the near term. Still, we remain committed to our fundamentals-based investment process, which we believe will remain effective over the longer term. Indeed, it is worth noting that, historically, companies that can grow faster than average have become scarcer, and therefore more valuable, during economic downturns. Our security selection process has identified a number of growing small-cap businesses in the health care sector, but we have found fewer opportunities meeting our investment criteria in the information technology sector.

October 17, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/11
	1Year	5 Years	10 Years
Class I shares	–1.16%	–0.92%	5.19%
Russell 2000 Growth Index	–1.12%	0.96%	5.45%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Tax-Sensitive Equity Fund on 9/30/01 to a $10,000 investment made in the Russell 2000 Growth Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies of the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

Expenses paid per $1,000†	$4.93
Ending value (after expenses)	$787.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

Expenses paid per $1,000†	$5.57
Ending value (after expenses)	$1,019.55

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—100.3%	Shares		Value ($)
Consumer Discretionary—16.1%
Aaron’s	34,630	[a]	874,407
Body Central	23,550		427,668
Buffalo Wild Wings	14,650	[a,b]	876,070
Caribou Coffee	31,020	[b]	366,656
Cheesecake Factory	25,570	[a,b]	630,300
Hibbett Sports	25,490	[a,b]	863,856
Interface, Cl. A	40,461	[a]	479,867
Jarden	21,800	[a]	616,068
Lions Gate Entertainment	160,022	[a,b]	1,104,152
Papa John’s International	25,470	[b]	774,288
Pinnacle Entertainment	105,490	[a,b]	957,849
Rent-A-Center	8,030		220,424
Select Comfort	68,080	[b]	951,078
Skullcandy	21,140	[a]	298,708
SodaStream International	10,760	[a]	355,618
Tractor Supply	8,560		535,428
Ulta Salon, Cosmetics & Fragrance	7,450	[a,b]	463,613
Vitamin Shoppe	30,760	[a,b]	1,151,654
			11,947,704
Consumer Staples—7.6%
Casey’s General Stores	23,270		1,015,736
Chefs’ Warehouse Holdings	25,270	[a]	297,175
Darling International	44,730	[a,b]	563,151
Elizabeth Arden	42,020	[b]	1,195,049
Inter Parfums	48,050		742,373
Primo Water	54,610		308,000
Ruddick	23,040	[a]	898,330
United Natural Foods	16,300	[a,b]	603,752
			5,623,566
Energy—5.6%
Bill Barrett	22,560	[b]	817,574
Brigham Exploration	15,160	[b]	382,942

8

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Carrizo Oil & Gas	17,583[a,b]	378,914
Gulfport Energy	51,210[b]	1,238,258
Oil States International	13,370[b]	680,800
Tesco	54,430[b]	631,388
		4,129,876
Financial—12.9%
American Campus Communities	33,100[c]	1,231,651
Education Realty Trust	90,590[c]	778,168
Encore Capital Group	51,550[a,b]	1,126,368
EZCORP, Cl. A	33,539[b]	957,203
First Cash Financial Services	23,820[a,b]	999,249
MarketAxess Holdings	14,380	374,168
Mid-America Apartment Communities	24,760[a,c]	1,491,047
Potlatch	38,300[c]	1,207,216
Prosperity Bancshares	18,670[a]	610,136
Resolute Energy	29,140[b]	331,030
World Acceptance	8,000[a,b]	447,600
		9,553,836
Health Care—26.0%
Air Methods	7,750[a,b]	493,443
Alexion Pharmaceuticals	19,950[b]	1,277,997
Allscripts Healthcare Solutions	37,830[b]	681,697
Amarin, ADR	44,300[b]	407,560
Analogic	9,340	424,129
Catalyst Health Solutions	19,010[b]	1,096,687
Centene	35,020[b]	1,004,023
Cepheid	33,340[a,b]	1,294,592
Chemed	7,400	406,704
Cooper	20,590	1,629,699
Cubist Pharmaceuticals	36,340[a,b]	1,283,529
Exact Sciences	54,410[b]	360,738
MAP Pharmaceuticals	36,240[a,b]	529,829

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Masimo	28,000[a]	606,200
Medicis Pharmaceutical, Cl. A	22,230	810,950
Merit Medical Systems	49,440[b]	649,642
NPS Pharmaceuticals	54,300[b]	353,493
Pharmasset	14,060[b]	1,158,122
Questcor Pharmaceuticals	31,450[a,b]	857,327
Salix Pharmaceuticals	31,590[a,b]	935,064
SXC Health Solutions	21,370[b]	1,190,309
Theravance	29,010[a,b]	584,261
ViroPharma	40,700[b]	735,449
Volcano	15,000[a,b]	444,450
		19,215,894
Industrial—14.0%
Allegiant Travel	8,100[b]	381,753
Corporate Executive Board	43,413	1,293,707
Crane	20,120	718,083
EMCOR Group	33,640	683,901
Exponent	16,400[b]	677,812
Forward Air	23,830	606,474
Hexcel	42,370[b]	938,919
Interline Brands	28,430[b]	365,894
Landstar System	9,970	394,413
Middleby	8,970[b]	632,026
Old Dominion Freight Line	33,372[b]	966,787
Robbins & Myers	16,080	558,137
Taleo, Cl. A	37,540[b]	965,529
Teledyne Technologies	15,668[b]	765,538
Thomas & Betts	9,780[b]	390,320
		10,339,293
Materials—2.9%
Intrepid Potash	37,470[a,b]	931,879

10

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Kaiser Aluminum	10,700[a]	473,796
Titanium Metals	50,940[a]	763,081
		2,168,756
Technology—15.2%
Bottomline Technologies	40,100[b]	807,614
BroadSoft	15,250[a,b]	462,838
Cirrus Logic	25,020[b]	368,795
Commvault Systems	10,570[b]	391,724
Exlservice Holdings	27,280[b]	600,160
Marchex, Cl. B	33,830[a]	287,555
MAXIMUS	28,810	1,005,469
Mellanox Technologies	28,467[b]	888,740
Mentor Graphics	63,600[b]	611,832
Netgear	24,600[a,b]	636,894
NetLogic Microsystems	43,110[b]	2,074,022
Photronics	41,550[b]	206,919
Quality Systems	5,740[a]	556,780
Solarwinds	37,669[b]	829,471
Vocus	45,360[b]	760,234
Volterra Semiconductor	32,380[a,b]	622,667
Websense	6,120[a,b]	105,876
		11,217,590
Total Common Stocks
(cost $77,902,164)		74,196,515

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $526,397)	526,397[d]	526,397

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—22.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $16,444,135)	16,444,135[d]	16,444,135

Total Investments (cost $94,872,696)	123.2%	91,167,047
Liabilities, Less Cash and Receivables	(23.2%)	(17,186,683)
Net Assets	100.0%	73,980,364

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$15,146,627 and the value of the collateral held by the fund was $16,444,135.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	26.0	Financial	12.9
Money Market Investments	22.9	Consumer Staples	7.6
Consumer Discretionary	16.1	Energy	5.6
Technology	15.2	Materials	2.9
Industrial	14.0		123.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,146,627)—Note 1(b):
Unaffiliated issuers	77,902,164	74,196,515
Affiliated issuers	16,970,532	16,970,532
Receivable for investment securities sold		2,063,633
Dividends and securities lending income receivable		19,963
Prepaid expenses		7,028
		93,257,671
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		123,779
Cash overdraft due to Custodian		81,575
Liability for securities on loan—Note 1(b)		16,444,135
Payable for investment securities purchased		1,457,396
Payable for shares of Beneficial Interest redeemed		1,124,642
Accrued expenses		45,780
		19,277,307
Net Assets ($)		73,980,364
Composition of Net Assets ($):
Paid-in capital		100,565,121
Accumulated undistributed Investment income—net		10,260
Accumulated net realized gain (loss) on investments		(22,889,368)
Accumulated net unrealized appreciation
(depreciation) on investments		(3,705,649)
Net Assets ($)		73,980,364
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		2,339,842
Net Asset Value, offering and redemption price per share ($)		31.62

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	915,356
Affiliated issuers	2,802
Income from securities lending—Note 1(b)	94,292
Total Income	1,012,450
Expenses:
Management fee—Note 3(a)	1,241,054
Custodian fees—Note 3(b)	136,412
Shareholder servicing costs—Note 3(b)	71,102
Professional fees	60,165
Administration fees—Note 3(a)	29,124
Accounting and administration fees—Note 3(a)	26,250
Registration fees	16,090
Trustees’ fees and expenses—Note 3(c)	8,456
Prospectus and shareholders’ reports	4,136
Interest expense—Note 2	2,664
Loan commitment fees—Note 2	1,103
Miscellaneous	15,110
Total Expenses	1,611,666
Less—reduction in fees due to earnings credits—Note 3(b)	(11)
Net Expenses	1,611,655
Investment (Loss)—Net	(599,205)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	44,112,136
Net unrealized appreciation (depreciation) on investments	(26,503,951)
Net Realized and Unrealized Gain (Loss) on Investments	17,608,185
Net Increase in Net Assets Resulting from Operations	17,008,980

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment (loss)—net	(599,205)	(623,171)
Net realized gain (loss) on investments	44,112,136	32,428,299
Net unrealized appreciation
(depreciation) on investments	(26,503,951)	(13,558,978)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,008,980	18,246,150
Beneficial Interest Transactions ($):
Net proceeds from shares sold	9,467,058	14,599,482
Cost of shares redeemed	(136,293,105)	(52,853,254)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(126,826,047)	(38,253,772)
Total Increase (Decrease) in Net Assets	(109,817,067)	(20,007,622)
Net Assets ($):
Beginning of Period	183,797,431	203,805,053
End of Period	73,980,364	183,797,431
Undistributed investment income—net	10,260	8,637
Capital Share Transactions (Shares):
Shares sold	259,583	490,583
Shares redeemed	(3,665,874)	(1,759,076)
Net Increase (Decrease) in Shares Outstanding	(3,406,291)	(1,268,493)
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	31.99	29.05	33.59	43.15	42.27
Investment Operations:
Investment (loss)—net[b]	(.14)	(.10)	(.09)	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	(.23)	3.04[c]	(4.45)	(6.42)[c]	8.07[c]
Total from Investment Operations	(.37)	2.94	(4.54)	(6.49)	8.00
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.07)	(7.12)
Net asset value, end of period	31.62	31.99	29.05	33.59	43.15
Total Return (%)	(1.16)	10.12	(13.54)	(15.99)	20.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	.99	1.05	.95	.96
Ratio of net expenses
to average net assets	1.04	.99	1.05	.95	.96
Ratio of net investment (loss)
to average net assets	(.39)	(.33)	(.38)	(.19)	(.17)
Portfolio Turnover Rate	188.90	171.24	265.74	209	170
Net Assets, end of period ($ x 1,000)	73,980	183,797	203,805	303,246	316,479

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02, $.01 and $.04, respectively, per share for the years ended September 30, 2010, 2008 and 2007.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates a series company currently offering eleven series, including the fund. The fund’s investment objective is to maximize after-tax total return, consisting of long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System

18

for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	73,433,337	—	—	73,433,337
Equity Securities—
Foreign†	763,178	—	—	763,178
Mutual Funds	16,970,532	—	—	16,970,532
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measure-

20

ments. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of New York Mellon earned $31,431 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value			Value		Net
Company	9/30/2010 ($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,587,659	75,241,367	78,302,629	526,397.7
Dreyfus
Institutional
Cash
Advantage
Fund	22,398,298	207,449,700	213,403,863	16,444,135		22.2
Total	25,985,957	282,691,067	291,706,492	16,970,532		22.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

22

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $21,097,536 and unrealized depreciation $5,487,221.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, the carryover expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $600,828, increased accumulated net realized gain (loss) on investments by $73,119 and decreased paid-in capital by $673,947. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $192,600, with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $29,124 during the period May 1, 2011 through September 30, 2011.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $3,396 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $240 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $11.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $136,412 pursuant to the custody agreement.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $54,437, administration fees $4,072, custodian fees $57,087, chief compliance officer fees $3,750, private wealth sub-accounting fees $4,033 and transfer agency per account fees $400.

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable

26

amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $288,369,988 and $412,808,124, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $96,654,268; accordingly, accumulated net unrealized depreciation on investments was $5,487,221, consisting of $5,736,583 gross unrealized appreciation and $11,223,804 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

The Fund	27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small CapTax-Sensitive Equity Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 28, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel.The Board members also considered Dreyfus’ extensive compliance infrastructure.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians and below the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund outperformed the benchmark index 6 of the last 10 calendar years. A representative of Dreyfus noted that, although the fund underperformed during most of the reporting periods ended June 30, 2011, as provided by Lipper, the fund did outperform the benchmark for the 3-month period ended July 26, 2011 and, for the two-month period ended July 26, 2011, the fund was in the 2nd quartile of the Performance Group. Despite the improved performance over the short-term, the Board expressed its concern with the fund’s longer-term performance and requested that Dreyfus take steps to improve it.

30

Representatives of Dreyfus discussed with the Board members the investment style and strategy used by the fund’s portfolio managers to identify and select stocks and the role of fundamental analysis in selecting stocks. Dreyfus representatives informed the Board of steps being taken in an effort to improve fund performance and stated that Dreyfus would report back to the Board at the next regularly scheduled Board meeting.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. A Dreyfus representative also noted that the fund had been generally closed to new investors since July 6, 2007. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business

32

decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and to renew the Agreement through April 4, 2012, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company
(1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

34

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board ofTrustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

For More Information

Ticker Symbol: SDCEX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Value Fund

ANNUAL REPORT September 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small CapValue Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2010, through September 30, 2011, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of –8.14%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of –5.99% for the same period.2

Small-cap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased those gains.The fund produced a return that was lower than its benchmark, primarily due to shortfalls in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved markedly during the final months of 2010 after the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy, and subsequent upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Nonetheless, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default and other European countries struggled with a resurgent sovereign debt crisis. Closer to home, investors grew worried when U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence was particularly severe in August and September, driving the Index into negative territory for the reporting period overall as investors disregarded underlying company fundamentals in favor of reacting to each new headline and release of economic data.

Stock Selections Produced Mixed Results

In this challenging investment climate, investors generally ignored the valuations and growth catalysts considered by our investment approach. Instead, they focused on quarterly financial results, punishing companies that fell short of near-term expectations regardless of longer-term strengths.This change in investor sentiment proved particularly damaging to the fund’s holdings in the financials sector, where a number of commercial banks, thrifts and mortgage finance companies were caught in the downdraft despite what we regarded as attractive valuations and better capitalized balance sheets. In addition, Wilmington Trust hurt performance when the company was acquired as part of a bailout after reporting a significant loss that surprised investors, and mortgage

4

insurance provider MGIC Investment was hurt by persistently elevated levels of mortgage delinquencies. In the consumer discretionary sector, specialty retailers Talbots and OfficeMax were punished when sales disappointed, putting pressure on profit margins. Among homebuilders, Ryland Group was hurt by a weak housing market and rising uncertainty.

The fund achieved better results in the consumer staples sector, where chicken producer Sanderson Farms benefited from reduced industry capacity and greater pricing power. Bakery products maker Flowers Foods gained value after achieving higher sales and earnings, and warehouse club operator BJ’s Wholesale Club received a buyout offer from a private equity firm. In the industrials sector, hazardous materials disposal specialist Clean Harbors climbed on the strength of high asset utilization rates in the United States and Canada, as well as a robust backlog of orders.

Focusing on Underlying Fundamentals

We expect economic headwinds to persist and equity markets to stay volatile, suggesting that investors may continue to respond primarily to macroeconomic developments over the near term. Still, we remain committed to our valuation- and fundamentals-based investment process, which we believe will remain effective over the longer term.

October 17, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/11
	1Year	5 Years	10 Years
Class I shares	–8.14%	–1.96%	8.17%
Russell 2000 Value Index	–5.99%	–3.08%	6.47%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Value Fund on 9/30/01 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the
Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

Expenses paid per $1,000†	$4.41
Ending value (after expenses)	$759.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

Expenses paid per $1,000†	$5.06
Ending value (after expenses)	$1,020.05

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—99.4%	Shares		Value ($)
Consumer Discretionary—13.2%
99 Cents Only Stores	98,400	[a]	1,812,528
Big 5 Sporting Goods	123,240	[b]	749,299
Cavco Industries	36,032	[a,b]	1,240,942
Chico’s FAS	342,800	[b]	3,918,204
Children’s Place Retail Stores	71,800 [a,b]		3,340,854
Choice Hotels International	65,480 [b]		1,946,066
Drew Industries	54,540	[b]	1,089,709
Ethan Allen Interiors	188,780 [b]		2,569,296
Express	232,950	[b]	4,726,555
Jack in the Box	216,230	[a,b]	4,307,302
Meredith	178,370	[b]	4,038,297
Meritage Homes	139,220	[a,b]	2,107,791
Papa John’s International	81,060 [a]		2,464,224
Ryland Group	233,390	[b]	2,485,604
Saks	240,350	[a,b]	2,103,063
Skechers USA, Cl. A	158,230	[a,b]	2,219,967
Take-Two Interactive Software	127,830 [a]		1,625,998
Thor Industries	164,230	[b]	3,637,695
Warnaco Group	60,380	[a,b]	2,782,914
			49,166,308
Consumer Staples—8.2%
BJ’s Wholesale Club	92,830 [a,b]		4,756,609
Casey’s General Stores	75,863	[b]	3,311,420
Flowers Foods	196,880	[b]	3,831,285
Hain Celestial Group	68,650 [a,b]		2,097,257
Lancaster Colony	50,950	[b]	3,108,460
Sanderson Farms	153,810	[b]	7,305,975
Snyders-Lance	89,970	[b]	1,875,875
Spartan Stores	190,680		2,951,726
Winn-Dixie Stores	227,120 [a,b]		1,344,550
			30,583,157
Energy—6.2%
Berry Petroleum, Cl. A	70,560 [b]		2,496,413
Cloud Peak Energy	134,750 [a,b]		2,284,012
Comstock Resources	118,050	[a,b]	1,825,053

8

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Dawson Geophysical	64,780	[a]	1,527,512
Global Industries	451,920	[a]	3,579,206
Helix Energy Solutions Group	97,860	[a]	1,281,966
Matrix Service	256,310	[a]	2,181,198
Tesco	128,250	[a]	1,487,700
Tidewater	77,790	[b]	3,271,070
Unit	89,090	[a]	3,289,203
			23,223,333
Exchange Traded Funds—.5%
iShares Russell 2000 Value Index Fund	31,350	[b]	1,787,890
Financial—23.7%
Associated Estates Realty	115,100		1,779,446
BioMed Realty Trust	300,230	[b,c]	4,974,811
Brookline Bancorp	364,480	[b]	2,810,141
Cardinal Financial	120,180		1,035,952
CBL & Associates Properties	180,400	[b,c]	2,049,344
City National	83,197	[b]	3,141,519
CVB Financial	437,760	[b]	3,366,374
DCT Industrial Trust	693,680	[b,c]	3,045,255
DiamondRock Hospitality	494,251	[b,c]	3,454,814
Entertainment Properties Trust	87,550	[b,c]	3,412,699
First American Financial	303,270	[b]	3,881,856
First Midwest Bancorp	297,230	[b]	2,175,724
Hancock Holding	151,167	[b]	4,048,252
Inland Real Estate	340,740	[b,c]	2,487,402
Lakeland Financial	53,480		1,104,897
LaSalle Hotel Properties	137,600	[c]	2,641,920
Lexington Realty Trust	535,870	[b,c]	3,504,590
MB Financial	150,140		2,210,061
National Health Investors	89,230	[b,c]	3,759,260
National Penn Bancshares	409,220	[b]	2,868,632
Omega Healthcare Investors	192,880	[b,c]	3,072,578
PacWest Bancorp	161,660	[b]	2,253,540
Pebblebrook Hotel Trust	136,470	[b,c]	2,135,756
Piper Jaffray	73,330	[a]	1,314,807

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
ProAssurance	45,790	[b]	3,297,796
Protective Life	204,450		3,195,554
Provident Financial Services	219,150		2,355,863
SVB Financial Group	63,260	[a,b]	2,340,620
Urstadt Biddle Properties, Cl. A	74,500	[c]	1,189,765
Viad	96,490		1,638,400
Washington Trust Bancorp	41,690		824,628
Webster Financial	302,960		4,635,288
Wintrust Financial	77,490	[b]	2,000,017
			88,007,561
Health Care—10.0%
AMERIGROUP	54,630	[a,b]	2,131,116
Ensign Group	41,690		963,456
Haemonetics	95,500	[a,b]	5,584,840
Healthsouth	158,640	[a,b]	2,368,495
HealthSpring	91,460	[a,b]	3,334,632
LifePoint Hospitals	130,430	[a,b]	4,778,955
Medicis Pharmaceutical, Cl. A	48,760		1,778,765
Mednax	61,803	[a]	3,871,340
Omnicell	217,440	[a]	2,996,323
Parexel International	175,600	[a,b]	3,324,108
Salix Pharmaceuticals	70,020	[a,b]	2,072,592
STERIS	135,050	[b]	3,952,914
			37,157,536
Industrial—16.3%
Apogee Enterprises	173,420		1,489,678
Astec Industries	105,890	[a,b]	3,100,459
Brink’s	215,350		5,019,808
Carlisle	87,050		2,775,154
Clean Harbors	82,880	[a]	4,251,744
Columbus McKinnon	121,100	[a]	1,327,256
Comfort Systems USA	165,190		1,374,381
Duff & Phelps, Cl. A	158,940	[b]	1,694,300

10

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
FreightCar America	63,550	[a]	915,755
FTI Consulting	119,780	[a,b]	4,409,102
Granite Construction	181,634	[b]	3,409,270
Huron Consulting Group	96,370	[a]	2,999,998
II-VI	104,580	[a]	1,830,150
John Bean Technologies	52,180		744,087
Korn/Ferry International	153,270	[a]	1,868,361
McGrath Rentcorp	86,300		2,053,077
Mueller Industries	69,330	[b]	2,675,445
RSC Holdings	363,510	[a]	2,591,826
Spirit Aerosystems Holdings, Cl. A	242,370	[a]	3,865,802
Steelcase, Cl. A	397,940	[b]	2,511,001
Team	76,110	[a]	1,596,788
Tetra Tech	198,370	[a,b]	3,717,454
Thomas & Betts	87,560	[a]	3,494,520
Watts Water Technologies, Cl. A	41,580	[b]	1,108,107
			60,823,523
Materials—5.0%
AMCOL International	68,280	[b]	1,638,037
Carpenter Technology	81,500		3,658,535
Coeur d’Alene Mines	112,810	[a,b]	2,418,646
Cytec Industries	51,340		1,804,088
Kaiser Aluminum	55,980	[b]	2,478,794
Louisiana-Pacific	530,100	[a,b]	2,703,510
Packaging Corp. of America	172,170		4,011,561
			18,713,171
Technology—10.0%
Aspen Technology	211,028	[a]	3,222,398
Cadence Design Systems	302,770	[a,b]	2,797,595
Cognex	91,750	[b]	2,487,342
CoreLogic	243,630	[a]	2,599,532
Cymer	76,440	[a,b]	2,842,039
Diebold	110,040	[b]	3,027,200

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology (continued)
FEI	74,740	[a,b]	2,239,210
Ixia	221,050	[a]	1,695,453
JDA Software Group	98,510	[a]	2,309,074
Netgear	80,100	[a]	2,073,789
NetScout Systems	181,280	[a,b]	2,070,218
Parametric Technology	75,400	[a]	1,159,652
QLogic	211,310	[a,b]	2,679,411
Semtech	119,210	[a]	2,515,331
Triquint Semiconductor	258,510	[a,b]	1,297,720
Websense	121,160	[a,b]	2,096,068
			37,112,032
Telecommunication Services—.3%
AboveNet	20,730		1,111,128
Utilities—6.0%
El Paso Electric	124,040		3,980,444
Hawaiian Electric Industries	196,430	[b]	4,769,320
NorthWestern	151,830		4,849,450
Portland General Electric	192,610	[b]	4,562,931
WGL Holdings	106,760	[b]	4,171,113
			22,333,258
Total Common Stocks
(cost $406,330,450)			370,018,897

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,302,281)	3,302,281	[d]	3,302,281

12

Investment of Cash Collateral
for Securities Loaned—25.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $94,767,134)	94,767,134[d]	94,767,134
Total Investments (cost $504,399,865)	125.8%	468,088,312
Liabilities, Less Cash and Receivables	(25.8%)	(95,912,490)
Net Assets	100.0%	372,175,822

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$89,848,659 and the value of the collateral held by the fund was $94,767,134.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	26.4	Energy	6.2
Financial	23.7	Utilities	6.0
Industrial	16.3	Materials	5.0
Consumer Discretionary	13.2	Exchange Traded Funds	.5
Health Care	10.0	Telecommunication Services	.3
Technology	10.0
Consumer Staples	8.2		125.8

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $89,848,659)—Note 1(b):
Unaffiliated issuers	406,330,450	370,018,897
Affiliated issuers	98,069,415	98,069,415
Cash		471,520
Receivable for investment securities sold		727,398
Dividends and securities lending income receivable		595,723
Receivable for shares of Beneficial Interest subscribed		395
Prepaid expenses		5,855
		469,889,203
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		319,878
Liability for securities on loan—Note 1(b)		94,767,134
Payable for investment securities purchased		2,391,894
Payable for shares of Beneficial Interest redeemed		107,203
Accrued expenses		127,272
		97,713,381
Net Assets ($)		372,175,822
Composition of Net Assets ($):
Paid-in capital		455,516,617
Accumulated undistributed investment income—net		1,638,623
Accumulated net realized gain (loss) on investments		(48,667,865)
Accumulated net unrealized appreciation
(depreciation) on investments		(36,311,553)
Net Assets ($)		372,175,822
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		19,781,392
Net Asset Value, offering and redemption price per share ($)		18.81

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,226,568
Affiliated issuers	8,906
Income from securities lending—Note 1(b)	124,038
Total Income	7,359,512
Expenses:
Management fee—Note 3(a)	3,856,968
Shareholder servicing costs—Note 3(b)	396,708
Custodian fees—Note 3(b)	118,204
Professional fees	89,091
Administration fees—Note 3(b)	46,388
Accounting and administration fees—Note 3(a)	26,250
Trustees’ fees and expenses—Note 3(c)	23,002
Registration fees	18,907
Prospectus and shareholders’ reports	7,659
Loan commitment fees—Note 2	3,848
Interest expense—Note 2	701
Miscellaneous	17,976
Total Expenses	4,605,702
Less—reduction in fees due to earnings credits—Note 3(b)	(76)
Net Expenses	4,605,626
Investment Income—Net	2,753,886
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,131,352
Net unrealized appreciation (depreciation) on investments	(62,052,604)
Net Realized and Unrealized Gain (Loss) on Investments	(25,921,252)
Net (Decrease) in Net Assets Resulting from Operations	(23,167,366)

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	2,753,886	2,486,948
Net realized gain (loss) on investments	36,131,352	58,166,999
Net unrealized appreciation
(depreciation) on investments	(62,052,604)	(11,272,810)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(23,167,366)	49,381,137
Dividends to Shareholders from ($):
Investment income—net	(2,299,813)	(1,329,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	65,411,759	78,442,990
Dividends reinvested	1,902,141	1,044,363
Cost of shares redeemed	(162,063,464)[a]	(93,644,622)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(94,749,564)	(14,157,269)
Total Increase (Decrease) in Net Assets	(120,216,743)	33,893,936
Net Assets ($):
Beginning of Period	492,392,565	458,498,629
End of Period	372,175,822	492,392,565
Undistributed investment income—net	1,638,623	1,394,809
Capital Share Transactions (Shares):
Shares sold	2,957,882	3,915,144
Shares issued for dividends reinvested	83,795	55,141
Shares redeemed	(7,194,347)	(4,760,845)
Net Increase (Decrease) in Shares Outstanding	(4,152,670)	(790,560)

a Includes redemption-in-kind amounting to $25,413,113.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	20.57	18.54	19.85	25.26	23.70
Investment Operations:
Investment income—net[b]	.13	.10	.11	.18	.16
Net realized and unrealized
gain (loss) on investments	(1.79)	1.99	(1.31)	(3.95)	2.48
Total from Investment Operations	(1.66)	2.09	(1.20)	(3.77)	2.64
Distributions:
Dividends from investment income—net	(.10)	(.06)	(.11)	(.19)	(.09)
Dividends from net realized
gain on investments	—	—	—	(1.45)	(.99)
Total Distributions	(.10)	(.06)	(.11)	(1.64)	(1.08)
Net asset value, end of period	18.81	20.57	18.54	19.85	25.26
Total Return (%)	(8.14)	11.27	(5.83)	(15.38)	11.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.93	.97	.93	.90[c]
Ratio of net expenses
to average net assets	.96	.93	.97	.93	.90[c]
Ratio of net investment income
to average net assets	.57	.52	.76	.85	.61
Portfolio Turnover Rate	66.51	79.47	82.04	73	67[d]
Net Assets, end of period ($ x 1,000)	372,176	492,393	458,499	504,373	829,957

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.
d On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year ended September 30, 2007.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

18

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	368,231,007	—	—	368,231,007
Mutual Funds/
Exchange
Traded Funds	99,857,305	—	—	99,857,305

†	See Statement of Investments for additional detailed categorizations.

20

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of New York Mellon earned $41,316 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	8,248,138		162,819,918	167,765,775	3,302,281.9
Dreyfus
Institutional
Cash
Advantage
Fund	47,366,286		255,505,085	208,104,237	94,767,134		25.5
Total	55,614,424		418,325,003	375,870,012	98,069,415		26.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

22

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $830,420, accumulated capital losses $46,749,064 and unrealized depreciation $37,422,151.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. If not applied, $29,030,754 of the carryover expires in fiscal 2017 and $17,718,310 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: ordinary income $2,299,813 and $1,329,932, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, limited partnerships, gains from redemption-in-kind and recognition of book to tax differences resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $210,259, decreased accumulated net realized gain (loss) on investments by $2,171,974 and increased paid-in capital by $2,382,233. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $51,200, with a related weighted average annualized interest rate of 1.37%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.

24

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board ofTrustees of theTrust terminated the agreement withThe Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $46,388 during the period May 1, 2011 through September 30, 2011.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $17,992 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $3,049 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $76.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $118,204 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $255,539, administration fees $8,500, custodian fees $41,655, chief compliance officer fees $3,750, Private Wealth sub-accounting fees $5,474 and transfer agency per account fees $4,960.

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The

26

Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $317,040,448 and $405,641,991, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $505,510,463; accordingly, accumulated net unrealized depreciation on investments was $37,422,151, consisting of $21,237,996 gross unrealized appreciation and $58,660,147 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small CapValue Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small CapValue Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund	29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates $2,299,813 as ordinary income dividends paid during the year ended September 30, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended September 30, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-Present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

34

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	35

NOTES

For More Information

Ticker Symbol: STSVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

ANNUAL REPORT September 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2010, through September 30, 2011, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 5.63%, Class C shares returned 4.73% and Class I shares returned 6.02%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 0.59% for the same period.2

Small- and mid-cap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased those gains.The fund produced returns that were higher than its benchmark, primarily due to strong stock selections in the health care, consumer staples and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved markedly during the final months of 2010 after the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy, and subsequent

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Nonetheless, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default and other European countries struggled with a resurgent sovereign debt crisis. Closer to home, investors grew worried when U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence was particularly severe in August and September, driving the benchmark into negative territory for the reporting period overall.Within the small- and mid-cap markets, growth stocks generally produced higher returns than value stocks over the reporting period.

Stock Selection Strategy Bolstered Relative Performance

In this challenging investment climate, our security selection strategy drove above-average returns in several market sectors.Among health care companies, biotechnology was the strongest area of the portfolio. For example, viral infections specialist Pharmasset expanded its trials of a new medicine for Hepatitis C, and Alexion Pharmaceuticals gained value in anticipation of new uses for its treatment for a chronic blood disease. Among health care service providers, pharmacy benefit management firm Catalyst Health Solutions achieved better-than-expected financial results despite prevailing economic headwinds.Among consumer staples companies, food producers and retailers generally fared well as investors became more defensive. The fund achieved particularly strong results from Green Mountain Coffee Roasters, which entered into a marketing agreement with Starbucks, andWhole Foods Market, which encountered strong demand from higher-end consumers. In the energy sector, relative performance was buoyed by exploration-and-production company Complete Production Services, which gained value due to increased production of natural gas in the United States.

4

Although disappointments proved relatively mild during the reporting period, results from the financials sector were undermined by commercial banks and consumer finance companies, including KeyCorp and Huntington Bancshares, as low interest rates put pressure on lending margins. In addition, prepaid debit card provider Green Dot was hurt by heightened regulatory scrutiny.

Focusing on Underlying Fundamentals

We expect economic headwinds to persist and equity markets to stay volatile, suggesting that investors may continue to respond primarily to macroeconomic developments over the near term. Still, we remain committed to our fundamentals-based investment process, which we believe will remain effective over the longer term. Indeed, it is worth noting that, historically, companies that can grow faster than average have become scarcer, and therefore more valuable, during economic downturns. Our security selection process has identified a number of growing small-cap businesses in the technology and biotechnology segments of the health care sector, but we have found fewer opportunities meeting our investment criteria in the materials sector.

October 17, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A shares and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/01 to a $10,000 investment made in the
Russell 2500 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/11

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	–0.46%	1.98%††	7.28%††
without sales charge	3/31/09	5.63%	3.19%††	7.92%††
Class C shares
with applicable redemption charge †	3/31/09	3.73%	2.68%††	7.65%††
without redemption	3/31/09	4.73%	2.68%††	7.65%††
Class I shares	1/1/88	6.02%	3.32%	7.99%
Russell 2500 Growth Index		0.59%	1.91%	6.32%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.13	$9.23	$3.56
Ending value (after expenses)	$844.20	$840.90	$845.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.62	$10.10	$3.90
Ending value (after expenses)	$1,019.50	$1,015.04	$1,021.21

† Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 2.00% for Class C and .77%
for Class I , multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—98.1%	Shares	Value ($)
Consumer Discretionary—14.4%
Buffalo Wild Wings	83,010[a,b]	4,963,998
Cheesecake Factory	174,770[a,b]	4,308,080
Deckers Outdoor	63,370[a,b]	5,909,886
Iconix Brand Group	271,790[a,b]	4,294,282
Jarden	152,420	4,307,389
Lions Gate Entertainment	818,678[a,b]	5,648,878
LKQ	192,990[b]	4,662,638
PetSmart	107,476	4,583,851
Rent-A-Center	71,810	1,971,185
Sally Beauty Holdings	166,600[b]	2,765,560
Tractor Supply	54,460	3,406,473
Ulta Salon, Cosmetics & Fragrance	51,890[b]	3,229,115
Vitamin Shoppe	122,120[a,b]	4,572,173
Williams-Sonoma	215,010	6,620,158
Wolverine World Wide	70,480	2,343,460
Zumiez	79,380[a,b]	1,389,944
		64,977,070
Consumer Staples—5.2%
Casey’s General Stores	124,480[a]	5,433,552
Estee Lauder, Cl. A	41,550	3,649,752
Green Mountain Coffee Roasters	59,090[a,b]	5,491,825
Hansen Natural	52,030[b]	4,541,699
Whole Foods Market	68,690	4,486,144
		23,602,972
Energy—4.8%
Brigham Exploration	226,060[b]	5,710,276
Cabot Oil & Gas	51,790	3,206,319
Oil States International	109,080[a,b]	5,554,354
Patterson-UTI Energy	176,251	3,056,192
Plains Exploration & Production	174,186[b]	3,955,764
		21,482,905
Exchange Traded Funds—1.4%
iShares Russell 2000 Growth Index Fund	87,730[a]	6,445,523
Financial—6.2%
American Campus Communities	245,720[c]	9,143,241
First Cash Financial Services	131,070[b]	5,498,386

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Mid-America
Apartment Communities	137,500[a,c]	8,280,250
Prosperity Bancshares	153,400[a]	5,013,112
		27,934,989
Health Care—23.9%
Alexion Pharmaceuticals	138,090[b]	8,846,045
Allscripts Healthcare Solutions	365,620[b]	6,588,472
Amarin, ADR	249,800[b]	2,298,160
AmerisourceBergen	90,630[a]	3,377,780
Catalyst Health Solutions	109,186[b]	6,298,940
Centene	192,040[a,b]	5,505,787
Cepheid	138,550[a,b]	5,379,896
Cooper	173,257	13,713,292
Coventry Health Care	125,430[b]	3,613,638
Cubist Pharmaceuticals	189,370[a,b]	6,688,548
Masimo	145,590[a]	3,152,024
Medicis Pharmaceutical, Cl. A	127,150	4,638,432
Mednax	72,990[b]	4,572,094
Pharmasset	79,810[b]	6,573,950
Questcor Pharmaceuticals	164,290[b]	4,478,545
Salix Pharmaceuticals	174,020[a,b]	5,150,992
SXC Health Solutions	123,230[b]	6,863,911
Theravance	101,100[a,b]	2,036,154
ViroPharma	200,390[a,b]	3,621,047
Volcano	129,964[a,b]	3,850,833
		107,248,540
Industrial—18.8%
AMETEK	146,303	4,823,610
BE Aerospace	171,853[b]	5,690,053
Corporate Executive Board	253,222	7,546,016
Crane	114,330	4,080,438
EMCOR Group	171,170	3,479,886
Hexcel	229,240[a,b]	5,079,958
IDEX	123,290	3,841,716
Jacobs Engineering Group	124,590[b]	4,023,011
Landstar System	88,540	3,502,642

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Middleby	46,250[a,b]	3,258,775
Old Dominion Freight Line	151,014[a,b]	4,374,876
Robbins & Myers	68,560	2,379,718
Roper Industries	59,565	4,104,624
Taleo, Cl. A	195,500[a,b]	5,028,260
Thomas & Betts	90,150[b]	3,597,887
Verisk Analytics, Cl. A	334,580[b]	11,633,347
Waste Connections	235,803[a]	7,974,857
		84,419,674
Materials—3.7%
CF Industries Holdings	28,360	3,499,340
Cytec Industries	89,540	3,146,436
FMC	79,750	5,515,510
Titanium Metals	301,190[a]	4,511,826
		16,673,112
Technology—19.7%
Alliance Data Systems	122,880[a,b]	11,390,976
BroadSoft	74,950[a,b]	2,274,732
Commvault Systems	93,870[b]	3,478,822
Equinix	104,130[b]	9,249,868
Exlservice Holdings	201,690[b]	4,437,180
Genpact	719,340[b]	10,351,303
Linear Technology	156,330	4,322,525
MAXIMUS	143,560[a]	5,010,244
Mellanox Technologies	109,080[b]	3,405,478
Mentor Graphics	329,370[b]	3,168,539
Netgear	135,790[a,b]	3,515,603
NetLogic Microsystems	112,360[b]	5,405,640
Polycom	147,130[b]	2,702,778
Quality Systems	46,270[a]	4,488,190
Rackspace Hosting	191,270[a,b]	6,529,958
Synopsys	199,290[b]	4,854,704
Teradata	75,150[b]	4,022,780
		88,609,320
Total Common Stocks
(cost $431,753,962)		441,394,105

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,666,191)	7,666,191 [d]	7,666,191

Investment of Cash Collateral
for Securities Loaned—21.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $94,607,097)	94,607,097 [d]	94,607,097

Total Investments (cost $534,027,250)	120.8%	543,667,393
Liabilities, Less Cash and Receivables	(20.8%)	(93,441,721)
Net Assets	100.0%	450,225,672

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$90,328,207 and the value of the collateral held by the fund was $94,607,097.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	23.9	Consumer Staples	5.2
Money Market Investments	22.7	Energy	4.8
Technology	19.7	Materials	3.7
Industrial	18.8	Exchange Traded Funds	1.4
Consumer Discretionary	14.4
Financial	6.2		120.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $90,328,207)—Note 1(b):
Unaffiliated issuers		431,753,962	441,394,105
Affiliated issuers		102,273,288	102,273,288
Cash			286,968
Receivable for investment securities sold			10,281,028
Dividends and securities lending income receivable			105,135
Receivable for shares of Beneficial Interest subscribed			4,527
Prepaid expenses			20,518
			554,365,569
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			335,946
Liability for securities on loan—Note 1(b)			94,607,097
Payable for investment securities purchased			8,907,004
Payable for shares of Beneficial Interest redeemed			164,919
Accrued expenses			124,931
			104,139,897
Net Assets ($)			450,225,672
Composition of Net Assets ($):
Paid-in capital			437,991,380
Accumulated net realized gain (loss) on investments			2,594,149
Accumulated net unrealized appreciation
(depreciation) on investments			9,640,143
Net Assets ($)			450,225,672

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	107,695,670	1,124,414	341,405,588
Shares Outstanding	8,314,854	89,001	26,192,614
Net Asset Value Per Share ($)	12.95	12.63	13.03
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,884,653
Affiliated issuers	13,389
Income from securities lending—Note 1(b)	172,953
Total Income	3,070,995
Expenses:
Investment advisory fee—Note 3(a)	2,925,145
Shareholder servicing costs—Note 3(c)	802,150
Custodian fees—Note 3(c)	117,300
Professional fees	75,650
Administration fees—Note 3(a)	48,048
Prospectus and shareholders’ reports	47,741
Trustees’ fees and expenses—Note 3(d)	34,669
Registration fees	33,591
Accounting and administration fees—Note 3(a)	33,250
Distribution fees—Note 3(b)	9,429
Loan commitment fees—Note 2	1,886
Miscellaneous	23,194
Total Expenses	4,152,053
Less—reduction in fees due to earnings credits—Note 3(c)	(783)
Net Expenses	4,151,270
Investment (Loss)—Net	(1,080,275)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,634,136
Net unrealized appreciation (depreciation) on investments	(32,974,637)
Net Realized and Unrealized Gain (Loss) on Investments	21,659,499
Net Increase in Net Assets Resulting from Operations	20,579,224

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment (loss)—net	(1,080,275)	(262,408)
Net realized gain (loss) on investments	54,634,136	4,889,168
Net unrealized appreciation
(depreciation) on investments	(32,974,637)	10,238,158
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,579,224	14,864,918
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,956,002	2,214,224
Class C Shares	102,958	13,675
Class I Shares	102,128,527	152,990,340
Net assets received in connection
with reorganization—Note 1	—	122,932,527
Cost of shares redeemed:
Class A Shares	(13,693,679)	(6,909,828)
Class C Shares	(125,270)	(96,540)
Class I Shares	(67,735,285)	(52,826,717)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	27,633,253	218,317,681
Total Increase (Decrease) in Net Assets	48,212,477	233,182,599
Net Assets ($):
Beginning of Period	402,013,195	168,830,596
End of Period	450,225,672	402,013,195

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	476,874	189,226
Shares issued in connection
with reorganization—Note 1	—	9,172,714
Shares redeemed	(957,046)	(583,665)
Net Increase (Decrease) in Shares Outstanding	(480,172)	8,778,275
Class C
Shares sold	7,212	1,115
Shares issued in connection
with reorganization—Note 1	—	96,557
Shares redeemed	(8,690)	(8,389)
Net Increase (Decrease) in Shares Outstanding	(1,478)	89,283
Class I
Shares sold	7,087,450	12,980,200
Shares issued in connection
with reorganization—Note 1	—	186,506
Shares redeemed	(4,737,304)	(4,509,566)
Net Increase (Decrease) in Shares Outstanding	2,350,146	8,657,140
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.26	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.06)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	.75	1.20	2.76
Total from Investment Operations	.69	1.16	2.74
Net asset value, end of period	12.95	12.26	11.10
Total Return (%)[c]	5.63	10.45	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.12	1.26
Ratio of net expenses to average net assets	1.09	1.12	1.25
Ratio of net investment (loss) to average net assets	(.45)	(.35)	(.37)
Portfolio Turnover Rate	180.82	191.46	278.73[d]
Net Assets, end of period ($ x 1,000)	107,696	107,796	186

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.06	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.18)	(.13)	(.06)
Net realized and unrealized
gain (loss) on investments	.75	1.14	2.75
Total from Investment Operations	.57	1.01	2.69
Net asset value, end of period	12.63	12.06	11.05
Total Return (%)[c]	4.73	9.14	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95	1.99	2.16
Ratio of net expenses to average net assets	1.95	1.99	2.00
Ratio of net investment (loss) to average net assets	(1.31)	(1.21)	(1.20)
Portfolio Turnover Rate	180.82	191.46	278.73[d]
Net Assets, end of period ($ x 1,000)	1,124	1,091	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.29	11.10	11.97	17.66	14.92
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.01)	(.00)[c]	(.02)	.01
Net realized and unrealized gain
(loss) on investments	.76	1.20	(.87)	(1.93)[d]	3.74[d]
Total from Investment Operations	.74	1.19	(.87)	(1.95)	3.75
Distributions:
Dividends from
investment income—net	—	—	—	(.01)	—
Dividends from net realized
gain on investments	—	—	—	(3.73)	(1.01)
Total Distributions	—	—	—	(3.74)	(1.01)
Net asset value, end of period	13.03	12.29	11.10	11.97	17.66
Total Return (%)	6.02	10.72	(7.27)	(14.32)	26.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.81	.93	1.11	1.23
Ratio of net expenses
to average net assets	.77	.81	.93	1.00	1.00
Ratio of net investment income
(loss) to average net assets	(.14)	(.05)	(.01)	(.15)	.07
Portfolio Turnover Rate	180.82	191.46	278.73	201	180
Net Assets, end of period ($ x 1,000)	341,406	293,126	168,631	90,267	22,432

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amounts include litigation proceeds received by the fund of $.01 and $.19 per share for the years ended
September 30, 2008 and September 30, 2007, respectively.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on April 29, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Discovery Fund (“Discovery Fund”), a series of Dreyfus Funds, Inc., were transferred to the fund in exchange for a corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B and Class F shares of Discovery Fund received Class A shares of the fund and shareholders of Class C and Class I shares of Discovery Fund received Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Discovery Fund at the time of the exchange.The exchange ratio for Class A, Class B, Class C, Class F and Class I shares are 2.10, 1.91, 1.95, 2.13 and 2.16, respectively.The net asset value of the fund’s shares on the close of business April 29, 2010, after the reorganization was $13.00 for Class A, $12.84 for Class C and $13.02 for Class I shares, and a total of 9,172,714 Class A shares, 96,557 Class C shares and 186,506 Class I shares were issued to shareholders of Discovery Fund in the exchange. The exchange was a tax-free event to the Discovery Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from Discovery Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

20

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

	Unrealized
	Appreciation
	(Depreciation) ($)	Net Assets ($)
Dreyfus Discovery Fund-Target Fund	9,102,488	122,932,527
Dreyfus/The Boston Company Small/Mid
Cap Growth Fund-Acquiring Fund	36,200,644	226,305,289
Total	45,303,132	349,237,816

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold,

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	422,299,119	—	—	422,299,119
Equity Securities—
Foreign†	12,649,463	—	—	12,649,463
Mutual Funds/
Exchange
Traded Funds	108,718,811	—	—	108,718,811

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04“Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”).ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,

24

ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of New York Mellon earned $57,651 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Dreyfus are defined as “affiliated” in the Act.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value			Value		Net
Company	9/30/2010 ($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	4,598,849	200,561,060	197,493,718	7,666,191		1.7
Dreyfus
Institutional
Cash
Advantage
Fund	24,017,181	627,336,592	556,746,676	94,607,097		21.0
Total	28,616,030	827,897,652	754,240,394	102,273,288		22.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

26

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $33,608,920, accumulated capital losses $26,861,162 and unrealized appreciation $5,486,534.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. As a result of the fund’s April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $26,861,162 are available to offset future gains, if any. Based on certain privisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss will expire in fiscal 2016.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment, for limited partnerships, a write-off of capital loss carryovers and net operating losses, the fund increased accumulated undistributed investment income-net by $1,080,275, increased accumulated net realized gain

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(loss) on investments by $21,201,824 and decreased paid-in-capital by $22,282,099. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $33,250 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the

28

fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $48,048 during the period May 1, 2011 through September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $1,019 from commissions earned on sales of the fund’s Class A shares and $50 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2011, Class C shares were charged $9,429 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

amounts to be paid to Service Agents. During the period ended September 30, 2011, Class A and Class C shares were charged $303,440 and $3,143, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $148,059 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $18,209 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $783.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $117,300 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $230,129, administration fees $8,730, Rule 12b-1 distribution plan fees $719, shareholder services plan fees $23,187, custodian fees $49,293, chief compliance officer fees $3,750, PrivateWealth Sub-accounting fees $383 and transfer agency per account fees $19,755.

30

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accord-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

ingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $884,024,666 and $864,378,544, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $538,180,859; accordingly, accumulated net unrealized appreciation on investments was $5,486,534, consisting of $46,898,771 gross unrealized appreciation and $41,412,237 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

32

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small/Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-Present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

34

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

ANNUAL REPORT September 30, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Standish IntermediateTax Exempt Bond Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently is clouded by heightened market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Christine Todd, CFA, Steven Harvey, and Thomas Casey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of 3.38%, Class C shares returned 2.60% and Class I shares returned 3.79%.1 In comparison, the fund’s benchmark, the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 3.91% for the same period.2

Despite intensifying economic uncertainty during the reporting period, municipal bonds fared relatively well as a reduced supply of newly issued securities was met by robust investor demand.The fund returns were lower than its benchmark, due mainly to relative weakness among bonds with shorter maturities.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue bonds, based on their apparent relative values.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Held Up Relatively Well Amid Uncertainty

Improved economic data and rising corporate earnings generally supported investor sentiment through the first quarter of 2011.While investor confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and a contentious debate regarding U.S. government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive invest-ments.Turbulence among stocks and lower-rated bonds was particularly severe in August and September after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

After exhibiting pronounced weakness over the final weeks of 2010, municipal bonds held up relatively well in 2011 due to positive supply-and-demand forces. New issuance volumes fell sharply in 2011 after a flood of new issuance in late 2010 as issuers sought to lock in federal subsidies provided by the Build America Bonds program, which expired at the end of the year. Political pressure to reduce spending and borrowing also led to fewer capital projects requiring financing over the first nine months of 2011.Yet, demand remained robust throughout the reporting period from investors seeking competitive levels of tax-exempt income.

Revenue Bonds Supported Relative Performance

The fund’s results compared to its benchmark were constrained to a degree by municipal bonds with maturities of two years and less, where yields remained anchored at low levels by an unchanged federal funds rate. On the other hand, the fund achieved better relative results from tactical positions in certain general obligation bonds that, in our view, were punished too severely at the end of 2010. General obligation bonds from California, Illinois and New Jersey gained value as tax receipts increased and local credit conditions stabilized.We later sold these bonds at a profit, and we redeployed the proceeds to revenue bonds backed by essential-services facilities, such as waterworks and sewer projects. Such

4

securities generally have been less sensitive to economic concerns than their general obligation counterparts. Indeed, the fund received especially strong results during the reporting period from revenue bonds backed by hospitals and airports.

Adjusting to a Slower-Growth Environment

Ongoing market turbulence and general economic uncertainty convinced us to adopt a relatively cautious investment posture during the reporting period, including a bias toward higher-quality securities with good liquidity characteristics. In addition, the fund ended the reporting period with a modestly long average duration in order to capture incrementally higher yields from longer-term securities.We have identified particularly attractive values in the eight- to 12-year maturity range, where yield differences are relatively steep. In our view, municipal bonds with these characteristics are likely to be the focus of demand from individual investors seeking competitive levels of tax advantaged income as they grow more concerned about persistently low interest rates and potential tax increases.

October 17, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation, pursuant to an agreement in effect through February 1, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	Source: Lipper Inc.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to March 31, 2009 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/Standish Intermediate Tax Exempt Bond Fund on 9/30/01 to a $10,000 investment made in the Barclays
Capital 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an equal-weighted composite of the Barclays
Capital 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/11

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/09	–1.27%	3.68%††	3.84%††
without sales charge	3/31/09	3.38%	4.64%††	4.32%††
Class C shares
with applicable redemption charge †	3/31/09	1.60%	4.25%††	4.13%††
without redemption	3/31/09	2.60%	4.25%††	4.13%††
Class I shares	11/2/92	3.79%	4.83%	4.42%
Barclays Capital 3-, 5-, 7-,
10-Year Municipal Bond Index		3.91%	5.44%	4.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2009 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.12	$7.97	$2.32
Ending value (after expenses)	$1,055.70	$1,051.70	$1,058.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.05	$7.84	$2.28
Ending value (after expenses)	$1,021.06	$1,017.30	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.7%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	5/1/13	1,000,000	1,071,250
Birmingham Water Works Board,
Water Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,148,580
Alaska—.8%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,100,570
Arizona—.5%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	710,000	695,495
California—15.5%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,768,980
California,
GO	5.00	10/1/11	70,000	70,009
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,192,100
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,208,560
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,753,350
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/14	1,250,000	1,391,675
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/17	1,000,000	1,182,270
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,264,362
California State University
Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,166,290
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	1,000,000	1,099,540

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	500,210
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	4.60	6/1/23	750,000	751,110
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,377,128
San Diego County Water Authority,
Water Revenue	5.00	5/1/21	1,000,000	1,204,810
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,295,140
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,137,640
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,151,030
Colorado—1.1%
Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds	6.80	2/1/31	895,000	955,591
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	535,000	578,656
Florida—9.9%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/13	1,000,000	1,060,140
Citizens Property Insurance
Corporation, High-Risk
Account Senior Secured
Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/14	1,000,000	1,067,040

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,155,160
Hillsborough County,
Capacity Assessment Special
Assessment Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/13	1,000,000	1,045,940
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/17	1,000,000	1,167,970
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,096,100
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,386,280
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	112,469
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,162,510
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	860,355
Tampa,
Health System Revenue (BayCare
Health System Issue)	5.00	11/15/18	1,000,000	1,155,780
Georgia—7.6%
Atlanta,
Airport General Revenue	5.00	1/1/16	1,000,000	1,134,590
Atlanta,
Airport General Revenue	5.00	1/1/22	1,000,000	1,085,910
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,210,200
Fulton County,
Water and Sewerage Revenue	5.00	1/1/17	1,000,000	1,170,890

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Georgia State Road and Tollway
Authority, Guaranteed Revenue	5.00	3/1/19	1,175,000	1,437,413
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	1,000,000	1,162,700
Private Colleges and Universities
Authority, Revenue
(Emory University)	5.00	9/1/16	2,500,000	2,953,525
Hawaii—1.6%
Hawaii,
Harbor System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/14	1,000,000	1,074,570
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,094,160
Illinois—6.1%
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,311,640
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	123,114
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	780,032
Illinois,
Sales Tax Revenue	5.00	6/15/15	1,000,000	1,128,320
Illinois Finance Authority,
Revenue (DePaul University)	5.00	10/1/16	1,000,000	1,109,360
Northern Illinois University Board
of Trustees, Auxiliary
Facilities System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/17	1,500,000	1,669,635
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/17	1,000,000	1,111,230

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—1.4%
Indianapolis Local Public
Improvement Bond Bank, Revenue	5.00	6/1/17	1,625,000		1,824,290
Kansas—1.0%
Kansas Development Finance
Authority, Revolving Funds
Revenue (Kansas Department of
Health and Environment)	5.00	3/1/21	1,150,000		1,390,327
Kentucky—.9%
Louisville and Jefferson County
Metropolitan Sewer District, Sewer
and Drainage System Revenue	5.00	5/15/23	1,000,000		1,160,790
Louisiana—1.2%
Parish of Orleans Parishwide
School District, GO (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/1/14	1,500,000		1,607,250
Maryland—5.7%
Anne Arundel County,
GO (Consolidated General
Improvements)	5.00	4/1/17	500,000		598,025
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/16	1,500,000		1,784,355
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.13	6/1/20	1,000,000		1,029,770
Montgomery County,
GO (Consolidated Public
Improvement)	5.00	7/1/16	1,500,000		1,780,485
Prince George’s County,
GO (Consolidated Public
Improvement)	5.00	9/15/17	2,000,000		2,420,760
Massachusetts—3.7%
Massachusetts,
GO (Consolidated Loan)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	3/1/15	1,000,000	[a]	1,151,340
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.25	7/1/20	810,000		997,353

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/15	1,500,000	1,676,940
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,089,630
Michigan—3.2%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,049,880
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,123,290
Detroit School District,
School Building and Site
Improvement Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/14	1,000,000	1,076,860
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/16	1,000,000	1,088,970
Nebraska—.8%
Nebraska Public Power District,
General Revenue	5.00	1/1/15	1,000,000	1,129,580
New Jersey—2.7%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,095,590
New Jersey Educational Facilities
Authority, Revenue (Rowan
University Issue)	5.00	7/1/18	1,225,000	1,394,565

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,147,230
New Mexico—1.1%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	320,000	334,122
New Mexico,
Severance Tax Bonds	5.00	7/1/15	1,000,000	1,157,170
New York—5.9%
Metropolitan Transportation
Authority, Transportation Revenue	5.25	11/15/14	1,000,000	1,122,690
New York City,
GO	5.00	8/1/21	2,000,000	2,323,460
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/19	1,000,000	1,152,480
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	1,065,620
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/17	1,000,000	1,160,750
Port Authority of New York and
New Jersey (Consolidated Bonds,
139th Series) (Insured;
National Public Finance
Guarantee Corp.)	5.00	10/1/13	1,000,000	1,076,320
Ohio—1.1%
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,472,620
Pennsylvania—1.7%
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,184,280

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Philadelphia School District,
GO	5.00	9/1/14	1,000,000	1,098,150
Rhode Island—.0%
Rhode Island Housing and
Mortgage Finance
Corporation, Homeownership
Opportunity Bonds	4.95	10/1/16	65,000	65,144
South Carolina—1.3%
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/21	1,500,000	1,797,870
South Dakota—2.1%
South Dakota Conservancy District,
Revenue (State Revolving
Fund Program)	5.00	8/1/17	2,370,000	2,833,714
Texas—10.2%
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	1,000,000	1,180,910
Fort Worth,
Water and Sewer System
Improvement Revenue	5.00	2/15/17	1,500,000	1,776,750
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	6/1/13	1,000,000	1,071,540
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/18	1,355,000	1,628,751
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/20	1,000,000	1,119,000

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000		550,537
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,000,000		1,143,170
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/13	1,000,000		1,064,880
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000		985,680
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000		612,019
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,168,350
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000	[b]	9,435
Texas Transportation Commission,
State Highway Fund First
Tier Revenue	5.00	4/1/16	1,000,000		1,174,240
Utah—.0%
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	35,000		35,037
Washington—3.9%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000		1,170,370
Energy Northwest,
Electric Revenue (Project Three)	5.00	7/1/15	1,000,000		1,152,350

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
King County,
Sewer Revenue	5.00	1/1/17	1,500,000	1,769,610
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,130,330
West Virginia—1.0%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/17	1,135,000	1,332,660
Wyoming—.8%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	1,000,000	1,082,820
U.S. Related—3.5%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	558,955
Puerto Rico Government Development
Bank, Senior Notes	5.25	1/1/15	600,000	635,298
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.00	7/1/13	1,750,000	1,853,215
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,693,005
Total Long-Term Municipal Investments
(cost $125,450,001)				131,251,961

18

Short-Term Municipal	Coupon	Maturity	Principal
Investments—4.4%	Rate (%)	Date	Amount ($)		Value ($)
California—.7%
Irvine Assessment District Number
05-21, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.20	10/1/11	1,000,000	[c]	1,000,000
Florida—2.3%
Florida Municipal Power
Agency, Revenue, Refunding
(All-Requirements Power Supply
Project) (LOC; Bank of America)	0.21	10/1/11	3,000,000	[c]	3,000,000
New York—1.4%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.10	10/1/11	400,000	[c]	400,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	10/1/11	1,500,000	[c]	1,500,000
Total Short-Term Municipal Investments
(cost $5,900,000)					5,900,000

Total Investments (cost $131,350,001)			102.4%		137,151,961
Liabilities, Less Cash and Receivables			(2.4%)		(3,275,166)
Net Assets			100.0%		133,876,795

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at September 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	17.4
AA		Aa		AA	46.8
A		A		A	28.6
BBB		Baa		BBB	3.3
F1		MIG1/P1		SP1/A1	3.2
Not Rated[d]		Not Rated[d]		Not Rated[d]	.7
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		131,350,001	137,151,961
Cash			72,779
Interest receivable			1,428,897
Receivable for shares of Beneficial Interest subscribed			285,265
Prepaid expenses			15,725
			138,954,627
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			54,932
Payable for investment securities purchased			4,955,147
Payable for shares of Beneficial Interest redeemed			33,179
Accrued expenses			34,574
			5,077,832
Net Assets ($)			133,876,795
Composition of Net Assets ($):
Paid-in capital			126,665,114
Accumulated net realized gain (loss) on investments			1,409,721
Accumulated net unrealized appreciation
(depreciation) on investments			5,801,960
Net Assets ($)			133,876,795

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	4,759,743	718,598	128,398,454
Shares Outstanding	206,520	31,171	5,568,550
Net Asset Value Per Share ($)	23.05	23.05	23.06

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Interest Income	4,040,703
Expenses:
Management fee—Note 3(a)	455,052
Registration fees	47,177
Professional fees	43,654
Custodian fees—Note 3(c)	32,770
Shareholder servicing costs—Note 3(c)	32,123
Accounting and administration fees—Note 3(a)	31,250
Administration fees—Note 3(a)	30,170
Prospectus and shareholders’ reports	13,211
Trustees’ fees and expenses—Note 3(d)	6,506
Distribution fees—Note 3(b)	4,665
Loan commitment fees—Note 2	1,068
Interest expense—Note 2	47
Miscellaneous	33,821
Total Expenses	731,514
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(201,087)
Less—reduction in fees due to earnings credits—Note 3(c)	(12)
Net Expenses	530,415
Investment Income—Net	3,510,288
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,493,354
Net unrealized appreciation (depreciation) on investments	(740,895)
Net Realized and Unrealized Gain (Loss) on Investments	752,459
Net Increase in Net Assets Resulting from Operations	4,262,747
See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	3,510,288	3,574,491
Net realized gain (loss) on investments	1,493,354	274,451
Net unrealized appreciation
(depreciation) on investments	(740,895)	2,344,153
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,262,747	6,193,095
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(81,781)	(17,524)
Class C Shares	(12,350)	(2,018)
Class I Shares	(3,414,866)	(3,552,313)
Net realized gain on investments:
Class A Shares	(3,630)	—
Class C Shares	(747)	—
Class I Shares	(134,715)	—
Total Dividends	(3,648,089)	(3,571,855)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,604,666	2,159,513
Class C Shares	567,251	460,579
Class I Shares	41,492,291	36,947,885
Dividends reinvested:
Class A Shares	77,696	16,272
Class C Shares	11,545	1,650
Class I Shares	3,169,284	3,107,384
Cost of shares redeemed:
Class A Shares	(1,620,961)	(593,981)
Class C Shares	(348,252)	(2,639)
Class I Shares	(26,306,295)	(40,074,005)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	21,647,225	2,022,658
Total Increase (Decrease) in Net Assets	22,261,883	4,643,898
Net Assets ($):
Beginning of Period	111,614,912	106,971,014
End of Period	133,876,795	111,614,912

24

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	203,377	95,287
Shares issued for dividends reinvested	3,446	720
Shares redeemed	(72,882)	(25,891)
Net Increase (Decrease) in Shares Outstanding	133,941	70,116
Class C
Shares sold	25,211	20,255
Shares issued for dividends reinvested	511	72
Shares redeemed	(15,461)	(116)
Net Increase (Decrease) in Shares Outstanding	10,261	20,211
Class I
Shares sold	1,831,004	1,658,013
Shares issued for dividends reinvested	140,567	138,560
Shares redeemed	(1,172,434)	(1,787,809)
Net Increase (Decrease) in Shares Outstanding	799,137	8,764

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.61	.61	.32
Net realized and unrealized
gain (loss) on investments	.14	.54	1.42
Total from Investment Operations	.75	1.15	1.74
Distributions:
Dividends from investment income—net	(.62)	(.65)	(.36)
Dividends from net realized gain on investments	(.03)	—	—
Total Distributions	(.65)	(.65)	(.36)
Net asset value, end of period	23.05	22.95	22.45
Total Return (%)[c]	3.38	5.24	8.30[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.96[e]
Ratio of net expenses to average net assets	.80	.80	.80[e]
Ratio of net investment income
to average net assets	2.72	2.80	3.31[e]
Portfolio Turnover Rate	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	4,760	1,665	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

26

	Year Ended September 30,
Class C Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.45	.40	.27
Net realized and unrealized
gain (loss) on investments	.13	.59	1.39
Total from Investment Operations	.58	.99	1.66
Distributions:
Dividends from investment income—net	(.45)	(.49)	(.28)
Dividends from net realized gain on investments	(.03)	—	—
Total Distributions	(.48)	(.49)	(.28)
Net asset value, end of period	23.05	22.95	22.45
Total Return (%)[c]	2.60	4.46	7.91[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.74	1.72[e]
Ratio of net expenses to average net assets	1.55	1.55	1.55[e]
Ratio of net investment income
to average net assets	1.99	1.94	2.59[e]
Portfolio Turnover Rate	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	719	480	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.95	22.45	20.85	21.60	21.69
Investment Operations:
Investment income—net[b]	.70	.73	.79	.79	.78
Net realized and unrealized
gain (loss) on investments	.14	.50	1.60	(.75)	(.09)
Total from Investment Operations	.84	1.23	2.39	.04	.69
Distributions:
Dividends from investment income—net	(.70)	(.73)	(.79)	(.79)	(.78)
Dividends from net realized
gain on investments	(.03)	—	—	—	—
Total Distributions	(.73)	(.73)	(.79)	(.79)	(.78)
Net asset value, end of period	23.06	22.95	22.45	20.85	21.60
Total Return (%)	3.79	5.61	11.73	.12	3.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63	.64	.67	.60	.59
Ratio of net expenses
to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.10	3.26	3.74	3.63	3.63
Portfolio Turnover Rate	27.67	32.07	22.49	34	10
Net Assets, end of period ($ x 1,000)	128,398	109,470	106,900	141,949	201,480

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

and type; indications as to values from dealers; and general market conditions. All preceding securities are categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	137,151,961	—	137,151,961

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure

32

about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $5,089, undistributed ordinary income $342,069, undistributed capital gains $1,060,869 and unrealized appreciation $5,808,743.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: tax exempt income $3,508,997 and $3,571,855, ordinary income $3,323 and $0, and long-term capital gains $135,769 and $0, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,291, increased accumulated net realized gain (loss) on investments $1,115 and increased paid-in capital by $176. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

34

lion unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011, was approximately $3,300 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, C and I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed an annual rate of .55%, .55% and .45%, respectively, of the value such class’ average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $201,087 during the year ended September 30, 2011.

From October 1, 2010 through April 30, 2011, the Trust had an agreement withThe Bank of NewYork Mellon pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $31,250 during the period ended October 1, 2010 through April 30, 2011 for administration and fund accounting services.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

At Board Meetings of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $30,170 during the period May 1, 2011 through September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $946 from commissions earned on sales of the fund’s Class A shares and $11 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2011, Class C shares were charged $4,665 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The ser-

36

vices provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011, Class A and Class C shares were charged $7,518 and $1,555, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $4,178 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $286 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $12.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $32,770 pursuant to the custody agreement.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $44,008, administration fees $6,601, Rule 12b-1 distribution plan fees $437, shareholder services plan fees $1,039, custodian fees $5,001, chief compliance officer fees $3,750, PrivateWealth sub-accounting fees $797 and transfer agency per account fees $854, which are offset against an expense reimbursement currently in effect in the amount of $7,555.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-end Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee

38

their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each EmeritusTrustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $54,581,195 and $30,786,311, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $131,343,218; accordingly, accumulated net unrealized appreciation on investments was $5,808,743, consisting of $5,969,721 gross unrealized appreciation and $160,978 gross unrealized depreciation.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Standish Intermediate Tax Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/ Standish Intermediate Tax Exempt Bond Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Intermediate Tax Exempt Bond Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax). The fund designates the maximum amount allowable but not less than $.0286 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund designates the maximum amount allowable but not less than $.0007 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

42

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board ofTrustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

44

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

46

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	47

NOTES

For More Information

Telephone Call your Financial Representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Newton
International Equity Fund

ANNUAL REPORT September 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Newton International Equity Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks in some markets rallied strongly over the first half of the reporting period amid expectations of a more robust economic recovery, investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most international equity market indices ended the reporting period with negative absolute returns.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of –10.10%, Class C shares returned –10.79% and Class I shares returned –9.90%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –9.36% for the same period.2

Strong corporate earnings buoyed international stocks over the reporting period’s first half, but a number of macroeconomic challenges later erased those gains.The fund produced lower returns than its benchmark, primarily due to weakness in emerging markets that are not represented in the MSCI EAFE Index.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.The process of identifying investment ideas begins by identifying a core list of investment themes.These themes are based primarily on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries. For instance, Newton’s “deleverage” theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. Elsewhere, Newton’s “networked world” theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

Macroeconomic Developments Challenged Global Markets

Expectations of continued global economic recovery prevailed through the first quarter of 2011, supporting international stock prices. While global markets continued to advance during the spring of 2011, investors grew more concerned about several economic challenges,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

including a sovereign debt crisis in Europe, inflationary pressures in China and rising energy prices stemming from political unrest in the Middle East. In March, catastrophic natural and nuclear disasters struck Japan, disrupting the global industrial supply chain. However, most equity markets rebounded quickly, and the MSCI EAFE Index hit new highs for the reporting period in April.

By May, investor sentiment began to deteriorate in earnest. Global economic growth proved more sluggish than expected as businesses and individuals continued to deleverage and governments struggled with heavy debt burdens. In Europe, the debt problems facing Ireland, Portugal, Spain and Italy intensified, and Greece faced the possibility of default. Market volatility proved especially severe during September, driving the MSCI EAFE Index well into negative territory for the reporting period overall.

Stock Selections Produced Mixed Results

In this challenging investment climate, the fund’s investments in Brazil fared relatively poorly despite ongoing local economic growth. Infrastructure constraints and inflation fears weighed on the fund’s holdings in Brazil, including household goods purveyor Hypermarcas, which also struggled with intensifying competitive pressures from multinational corporations.The fund’s holdings in China suffered amid rising interest rates and other inflation-fighting measures. In addition, exporters such as Hong Kong-based furniture manufacturer Man Wah Holdings were hurt by a strengthening U.S. dollar. In more developed markets, Danish jewelry maker Pandora encountered higher costs for precious metals and inventory problems that reduced profit margins.

The fund achieved better results in other areas. Returns were especially robust in Thailand, where mobile operator Advance Info Service benefited from political developments and strong cash flows. Overweighted exposure to Japan also proved beneficial as the country bounced back from the earthquake and tsunami, helping to boost the market value of convenience store operator Lawson and discount chain Don Quijote. Meanwhile, JapanTobacco benefited from government divestment of its shares.

From an industry group perspective, the health care sector was buoyed by large pharmaceutical developers, including Switzerland’s Novartis

4

and Germany’s Roche Holding. The fund benefited from underweighted exposure to large banks in the financials sector, particularly in Europe. Instead, we focused on securities brokers, such as ICAP in the United Kingdom, and insurers, such as AMP in Australia.Among basic materials companies, the fund received favorable results from fertilizer maker Potash Corporation of Saskatchewan as agricultural demand intensified. Precious metals producers Barrick Gold and Yamana Gold also fared relatively well despite weakness in commodity prices later in the reporting period.

Finding Opportunities Amid Global Challenges

Although we expect global economic weakness and heightened market volatility to persist over the near term, we believe that stocks remain more attractive than most other financial assets. In our judgment, selectivity is likely to be key to success in global equity markets. As of the reporting period’s end, we have found a number of opportunities in the health care sector, particularly in Switzerland. We have found fewer stocks meeting our investment criteria in the remainder of Europe and in the telecommunications services sector.

October 17, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to March 31, 2008 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/Newton International Equity Fund on 12/21/05 (inception date) to a $10,000 investment made in the
Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/05 is used as the beginning value on 12/21/05.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/11

	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	–15.24%	–4.96%††	–2.85%††
without sales charge	3/31/08	–10.10%	–3.83%††	–1.85%††
Class C shares
with applicable redemption charge †	3/31/08	–11.67%	–4.22%††	–2.19%††
without redemption	3/31/08	–10.79%	–4.22%††	–2.19%††
Class I shares	12/21/05	–9.90%	–3.68%	–1.71%
Morgan Stanley Capital International
Europe Australasia Far East Index	12/31/05	–9.36%	–3.46%	–0.71%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to March 31, 2008 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 12/31/05 is used as the beginning value on 12/21/05 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.12	$9.44	$4.80
Ending value (after expenses)	$822.10	$819.10	$823.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.78	$10.45	$5.32
Ending value (after expenses)	$1,018.35	$1,014.69	$1,019.80

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.07% for Class C and 1.05%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2011

Common Stocks—98.4%	Shares	Value ($)
Australia—5.5%
AMP	1,197,327	4,494,549
Newcrest Mining	305,749	10,075,822
Santos	548,160	5,927,663
White Energy	1,617,139[a]	2,268,706
WorleyParsons	180,725	4,509,573
		27,276,313
Belgium—1.3%
Anheuser-Busch InBev	118,907	6,306,026
Brazil—2.4%
Arezzo Industria e Comercio	334,297	3,378,084
Hypermarcas	624,894	2,937,941
International Meal Co. Holdings	283,100	1,799,253
Rossi Residencial	429,178	2,004,086
Tele Norte Leste Participacoes, ADR	190,678	1,817,161
		11,936,525
Canada—3.9%
Barrick Gold	141,639	6,637,934
Nexen	154,136	2,397,573
Potash Corporation of Saskatchewan	84,335	3,661,840
Yamana Gold	480,693	6,596,398
		19,293,745
China—2.1%
Biostime International Holdings	2,546,000	4,236,785
Mindray Medical International, ADR	110,947	2,619,459
Sands China	1,573,600[a]	3,619,255
		10,475,499
France—5.5%
Air Liquide	60,833	7,113,592
L’Oreal	47,613	4,658,997
Nexans	59,606	3,462,392
Thales	158,532	4,954,014
Total	156,106	6,882,800
		27,071,795
Germany—3.4%
Bayer	140,869	7,741,573
Fresenius Medical Care & Co.	71,464	4,841,604

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
Gerry Weber International	148,257	4,225,855
		16,809,032
Hong Kong—5.7%
AIA Group	1,757,000	4,972,982
Belle International Holdings	2,044,000	3,487,440
China Mobile	650,500	6,343,973
GOME Electrical Appliances Holdings	9,539,000	2,170,944
Huabao International Holdings	3,234,000	2,636,262
Jardine Matheson Holdings	155,600	7,033,095
Man Wah Holdings	3,631,200	1,413,430
		28,058,126
Japan—25.6%
Asahi Group Holdings	311,000	6,585,902
Dena	81,435	3,406,848
DON Quijote	226,300	8,088,238
FANUC	30,300	4,171,666
Hitachi Construction Machinery	332,200	5,550,473
INPEX	657	4,048,701
Japan Tobacco	2,358	11,001,196
Lawson	104,500	5,906,411
Mitsubishi	304,000	6,190,862
Mitsui Fudosan	438,000	6,932,311
Nomura Holdings	1,536,200	5,597,774
NTN	868,000	4,068,918
Otsuka Holdings	144,200	3,943,602
Shiseido	267,000	5,171,149
Softbank	239,800	7,019,643
Sumco	417,829	3,904,461
Sumitomo Mitsui Financial Group	221,900	6,262,484
Toshiba	1,486,000	6,059,511
Towa Pharmaceutical	139,700	6,413,597
Toyota Motor	478,000	16,340,162
		126,663,909
Netherlands—.7%
SBM Offshore	189,058	3,278,476
Norway—1.4%
DnB NOR	705,249	7,040,663

10

Common Stocks (continued)	Shares	Value ($)
Philippines—.7%
Energy Development	28,407,500	3,651,063
Poland—1.0%
Telekomunikacja Polska	972,767	5,067,531
Singapore—2.1%
Sakari Resources	2,838,000	4,239,840
United Overseas Bank	463,000	5,959,531
		10,199,371
South Africa—.7%
MTN Group	224,496	3,672,953
Spain—.9%
Amadeus IT Holding, Cl. A	278,609	4,472,432
Switzerland—13.3%
ABB	272,511[a]	4,653,863
Actelion	120,523[a]	4,009,586
Bank Sarasin & Cie, Cl. B	90,994	2,779,406
Lonza Group	46,614[a]	2,798,039
Nestle	254,783	14,005,504
Novartis	209,765	11,706,890
Roche Holding	86,991	13,995,260
Syngenta	25,002[a]	6,477,001
Zurich Financial Services	25,860[a]	5,353,691
		65,779,240
Taiwan—.7%
HTC	151,000	3,317,326
Thailand—4.2%
Advanced Info Service	1,274,500	4,933,681
Bangkok Bank	1,145,800	5,220,132
Bangkok Dusit Medical Services	3,073,132	6,117,063
Bank of Ayudhya	2,690,500	1,627,030
Bank of Ayudhya, NVDR	4,663,700	2,894,857
		20,792,763
United Kingdom—17.3%
Associated British Foods	281,033	4,820,012
Barclays	3,287,568	8,070,433
BHP Billiton	457,063	12,111,281
Bowleven	1,250,540[a]	1,817,889
British American Tobacco	247,193	10,477,295

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
British Sky Broadcasting Group	376,909	3,869,623
Cable & Wireless Communications	4,431,236	2,551,179
Cable & Wireless Worldwide	621,907	297,521
Centrica	1,026,046	4,716,685
GlaxoSmithKline	420,905	8,690,234
ICAP	1,033,291	6,567,993
Imagination Technologies Group	803,715[a]	5,197,538
Ophir Energy PLC	924,693	3,888,198
Scottish & Southern Energy	379,894	7,597,478
Standard Chartered	252,290	5,035,569
		85,708,928
Total Common Stocks
(cost $522,744,803)		486,871,716

Preferred Stocks—1.0%
Brazil
Petroleo Brasileiro
(cost $8,055,973)	492,793	5,005,902

Total Investments (cost $530,800,776)	99.4%	491,877,618
Cash and Receivables (Net)	.6%	3,161,355
Net Assets	100.0%	495,038,973

ADR—American Depository Receipts
NVDR—Non-Voting Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	17.4	Industrial	6.7
Consumer Staples	15.4	Telecommunication Services	6.4
Health Care	14.7	Information Technology	5.3
Materials	11.6	Utilities	3.2
Consumer Discretionary	10.2
Energy	8.5		99.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		530,800,776	491,877,618
Cash			344,095
Cash denominated in foreign currencies		769,363	766,273
Receivable for investment securities sold			7,749,220
Dividends and interest receivable			2,344,936
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			582,818
Receivable for shares of Beneficial Interest subscribed			75,568
Prepaid expenses			11,433
			503,751,961
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			705,662
Bank loan payable—Note 2			4,900,000
Payable for shares of Beneficial Interest redeemed			1,641,123
Payable for investment securities purchased			1,111,154
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			293,339
Interest payable—Note 2			726
Accrued expenses			60,984
			8,712,988
Net Assets ($)			495,038,973
Composition of Net Assets ($):
Paid-in capital			523,641,382
Accumulated undistributed investment income—net			7,010,161
Accumulated net realized gain (loss) on investments			3,121,252
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(38,733,822)
Net Assets ($)			495,038,973

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	9,765,899	924,442	484,348,632
Shares Outstanding	662,419	63,576	32,785,325
Net Asset Value Per Share ($)	14.74	14.54	14.77

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends (net of $1,241,616 foreign taxes withheld at source):
Unaffiliated issuers	15,202,069
Affiliated issuers	19,735
Income from securities lending—Note 1(c)	27,532
Total Income	15,249,336
Expenses:
Investment advisory fee—Note 3(a)	4,839,114
Shareholder servicing costs—Note 3(c)	843,359
Custodian fees—Note 3(c)	383,283
Administration fees—Note 3(a)	69,340
Professional fees	68,146
Registration fees	55,300
Accounting and administration fees—Note 3(a)	42,000
Trustees’ fees and expenses—Note 3(d)	30,679
Distribution fees—Note 3(b)	9,798
Prospectus and shareholders’ reports	8,724
Loan commitment fees—Note 2	4,496
Interest expense—Note 2	2,194
Miscellaneous	38,563
Total Expenses	6,394,996
Less—reduction in fees due to earnings credits—Note 3(c)	(12)
Net Expenses	6,394,984
Investment Income—Net	8,854,352
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,105,642
Net realized gain (loss) on forward foreign currency exchange contracts	(1,081,093)
Net Realized Gain (Loss)	11,024,549
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(82,278,417)
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	1,557,819
Net Unrealized Appreciation (Depreciation)	(80,720,598)
Net Realized and Unrealized Gain (Loss) on Investments	(69,696,049)
Net (Decrease) in Net Assets Resulting from Operations	(60,841,697)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	8,854,352	6,698,573
Net realized gain (loss) on investments	11,024,549	10,965,846
Net unrealized appreciation
(depreciation) on investments	(80,720,598)	3,229,954
Net Increase (Decrease) in Net Assets
Resulting from Operations	(60,841,697)	20,894,373
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(186,610)	(131,070)
Class C Shares	(3,732)	(8,639)
Class I Shares	(6,484,341)	(2,885,834)
Net realized gain on investments:
Class A Shares	(294,754)	—
Class C Shares	(21,745)	—
Class I Shares	(8,019,784)	—
Total Dividends	(15,010,966)	(3,025,543)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,731,984	9,676,967
Class C Shares	134,097	415,438
Class I Shares	183,824,565	194,598,875
Dividends reinvested:
Class A Shares	477,012	130,729
Class C Shares	25,467	8,590
Class I Shares	7,750,756	940,851
Cost of shares redeemed:
Class A Shares	(13,959,839)	(8,184,510)
Class C Shares	(453,604)	(287,112)
Class I Shares	(133,695,220)	(44,153,805)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	49,835,218	153,146,023
Total Increase (Decrease) in Net Assets	(26,017,445)	171,014,853
Net Assets ($):
Beginning of Period	521,056,418	350,041,565
End of Period	495,038,973	521,056,418
Undistributed investment income—net	7,010,161	4,484,773

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	323,875	593,707
Shares issued for dividends reinvested	27,493	7,895
Shares redeemed	(813,824)	(513,536)
Net Increase (Decrease) in Shares Outstanding	(462,456)	88,066
Class C
Shares sold	7,520	25,679
Shares issued for dividends reinvested	1,479	523
Shares redeemed	(26,497)	(18,780)
Net Increase (Decrease) in Shares Outstanding	(17,498)	7,422
Class I
Shares sold	10,424,872	11,997,797
Shares issued for dividends reinvested	446,730	56,849
Shares redeemed	(7,832,272)	(2,716,420)
Net Increase (Decrease) in Shares Outstanding	3,039,330	9,338,226

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.80	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.19	.21	.29	.14
Net realized and unrealized
gain (loss) on investments	(1.82)	.44	(1.57)	(5.20)
Total from Investment Operations	(1.63)	.65	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.16)	(.13)
Dividends from net realized
gain on investments	(.26)	—	(.47)	—
Total Distributions	(.43)	(.12)	(.63)	(.13)
Net asset value, end of period	14.74	16.80	16.27	18.18
Total Return (%)[c]	(10.10)	3.99	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.32	1.52	2.35[e]
Ratio of net expenses to average net assets	1.32	1.32	1.26	1.40[e]
Ratio of net investment income
to average net assets	1.06	1.29	2.27	1.61[e]
Portfolio Turnover Rate	63.28	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	9,766	18,901	16,864	4,412

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.59	16.17	18.14	23.37
Investment Operations:
Investment income—net[b]	.05	.08	.26	.05
Net realized and unrealized
gain (loss) on investments	(1.79)	.45	(1.59)	(5.15)
Total from Investment Operations	(1.74)	.53	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.17)	(.13)
Dividends from net realized
gain on investments	(.26)	—	(.47)	—
Total Distributions	(.31)	(.11)	(.64)	(.13)
Net asset value, end of period	14.54	16.59	16.17	18.14
Total Return (%)[c]	(10.79)	3.20	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07	2.11	1.83	6.42[e]
Ratio of net expenses to average net assets	2.07	2.11	1.42	2.15[e]
Ratio of net investment income
to average net assets	.31	.52	2.07	.49[e]
Portfolio Turnover Rate	63.28	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	924	1,345	1,191	399

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	16.84	16.27	18.21	26.94	21.51
Investment Operations:
Investment income—net[b]	.26	.25	.30	.31	.35
Net realized and unrealized
gain (loss) on investments	(1.86)	.45	(1.59)	(6.64)	5.41
Total from Investment Operations	(1.60)	.70	(1.29)	(6.33)	5.76
Distributions:
Dividends from investment income—net	(.21)	(.13)	(.18)	(.35)	(.20)
Dividends from net realized
gain on investments	(.26)	—	(.47)	(2.05)	(.13)
Total Distributions	(.47)	(.13)	(.65)	(2.40)	(.33)
Net asset value, end of period	14.77	16.84	16.27	18.21	26.94
Total Return (%)	(9.90)	4.31	(6.32)	(25.80)	26.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.07	1.16	1.59	1.36
Ratio of net expenses
to average net assets	1.05	1.07	1.13	1.15	1.15
Ratio of net investment income
to average net assets	1.48	1.57	2.41	1.33	1.45
Portfolio Turnover Rate	63.28	64.45	115.69	105	87
Net Assets, end of period ($ x 1,000)	484,349	500,811	331,986	61,779	49,134

a The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated Class I and the fund added Class A, Class C and Class R shares.The fund terminated its offering of Class R shares on
December 3, 2008.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the“Manager” or“Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence

22

the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	4,436,620	487,440,998	††	—	491,877,618
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	582,818		—	582,818
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(293,339)		—	(293,339)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011,The Bank of New York Mellon earned $14,825 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2010 ($)	Purchases ($)	Sales ($)	9/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	15,643,594	229,595,316	245,238,910	—	—
Dreyfus
Institutional
Cash
Advantage
Fund	—	28,481,913	28,481,913	—	—
Total	15,643,594	258,077,229	273,720,823	—	—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

26

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,627,121, undistributed capital gains $7,137,268 and unrealized depreciation $43,628,269. In addition, the fund had $2,738,529 of passive foreign investment company losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: ordinary income $13,631,124 and $3,025,543 and long-term capital gains $1,379,842 and $0, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and Thailand capital gain taxes, the fund increased accumulated undistributed investment income-net by $345,719 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2011 was approximately $123,000, with a related weighted average annualized interest rate of 1.79%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.There was no reduction in the investment advisory fee, pursuant to the undertaking, during the period ended September 30, 2011.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

From October 1, 2010 through April 30, 2011, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund paid The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $42,000 during the period October 1, 2010 through April 30, 2011 for administration and fund accounting services.

At Board Meetings of the Trust held on February 15-16, 2011, the Board ofTrustees of theTrust terminated the agreement withThe Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing

28

accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses Dreyfus incurs in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $69,340 during the period May 1, 2011 through September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $1,489 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2011, Class C shares were charged $9,798 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011,

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Class A and Class C shares were charged $47,357 and $3,266, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $5,421 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $291 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $12.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $383,283 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $353,549, administration fees $12,730 Rule 12b-1 distribution plan fees $621, shareholder services plan fees $2,368, custodian fees $145,165, chief compliance officer fees $3,750, private wealth sub-accounting fees $186,620 and transfer agency per account fees $859.

30

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

(e) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2011, redemption fees charged and retained by the fund amounted to $1,713.

Effective December 15, 2010, the fund no longer charges a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2011, amounted to $416,602,996 and $371,343,846, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the

32

value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Japanese Yen,
Expiring 10/3/2011	81,829,690	1,071,207	1,060,932	(10,275)
Japanese Yen,
Expiring 3/15/2012	563,608,430	7,422,110	7,327,545	(94,565)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 10/5/2011	90,363	89,201	87,444	1,757
Australian Dollar,
Expiring 2/15/2012	5,412,000	5,545,725	5,155,776	389,949
Australian Dollar,
Expiring 2/15/2012	2,624,000	2,541,108	2,499,770	41,338
Brazilian Real,
Expiring 3/15/2012	14,770,000	7,422,111	7,610,610	(188,499)
British Pound,
Expiring 10/3/2011	141,003	221,317	219,881	1,436
British Pound,
Expiring 10/4/2011	27,925	43,593	43,546	47
British Pound,
Expiring 1/13/2012	4,147,000	6,589,193	6,460,307	128,886
Euro,
Expiring 10/4/2011	978,408	1,313,708	1,310,818	2,890

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 10/3/2011	128,753,324	1,678,289	1,669,303	8,986
Japanese Yen,
Expiring 10/4/2011	149,725,969	1,948,745	1,941,216	7,529
Gross Unrealized
Appreciation				582,818
Gross Unrealized
Depreciation				(293,339)

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2011:

Average Market Value ($)
Forward contracts	16,417,441

At September 30, 2011, the cost of investments for federal income tax purposes was $535,416,358; accordingly, accumulated net unrealized depreciation on investments was $43,538,740, consisting of $38,130,143 gross unrealized appreciation and $81,668,883 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective October 27, 2011, the Nominating Committee of the Board of Trustees nominated, and the Board of Trustees approved the election of, Francine J. Bovich as a Trustee of the Trust. A proxy statement will be mailed, on or about November 28, 2011, to Trust shareholders of record as of the close of business November 1, 2011, asking shareholders to consider Ms. Bovich’s election as a Board member of the Trust at a Special Joint Meeting of Shareholders to be held on Wednesday, February 8, 2012.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Newton International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the two-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund	35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $16,443,878 as income sourced from foreign countries for the fiscal year ended September 30, 2011 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $1,517,748 as taxes paid from foreign countries for the fiscal year ended September 30, 2011 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012. Also, the fund designates the maximum amount allowable, but not less than $12,059,497 as ordinary income dividends paid during the fiscal year ended September 30, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. The fund designates the maximum amount allowable but not less than $.0434 per share as a long-term capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund designates the maximum amount allowable but not less than $.2188 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Francine J. Bovich (60)†
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 14
———————
James M. Fitzgibbons (77)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 33
———————
Kenneth A. Himmel (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 33

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 33
———————
Roslyn M. Watson (61)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 43
———————
Benaree Pratt Wiley (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

† Ms. Bovich was elected as a Board Member by the Board of Trustees, effective October 27, 2011. See Note 5.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

40

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    226,300 in 2010 and $198,460 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $38,700       in 2010 and $34,400 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $22,500 in 2010 and $20,000 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,755,000 in 2010 and $7,022,311 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	November 22, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)